UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21337

Western Asset Global High Income Fund Inc.
(Exact name of registrant as specified in charter)

55 Water Street, New York, NY			10041
(Address of principal executive offices)			(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 100 First Stamford Place, Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(888) 777-0102

Date of fiscal year end:	May 31

Date of reporting period:	November 30, 2009

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

SEMI-ANNUAL REPORT / NOVEMBER 30, 2009

Western Asset Global High Income Fund Inc.

(EHI)

Managed by  WESTERN ASSET

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objectives

The Fund’s primary investment objective is high current income. The Fund’s secondary investment objective is total return.

What’s inside

Letter from the chairman	I

Fund at a glance	1

Schedule of investments	2

Statement of assets and liabilities	23

Statement of operations	24

Statements of changes in net assets	25

Statement of cash flows	26

Financial highlights	27

Notes to financial statements	28

Board approval of management and subadvisory agreements	42

Additional shareholder information	49

Dividend reinvestment plan	50

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company (“Western Asset”), Western Asset Management Company Limited (“Western Asset Limited”) and Western Asset Management Company Pte. Ltd. in Singapore (“Western Singapore”) are the Fund’s subadvisers. LMPFA, Western Asset, Western Asset Limited and Western Singapore are wholly-owned subsidiaries of Legg Mason, Inc.

Letter from the chairman

Dear Shareholder,

While the U.S. economy was weak during the first half of the six-month reporting period ended November 30, 2009, the lengthiest recession since the Great Depression finally appeared to have ended during the second half of the period.

Looking back, the U.S. Department of Commerce reported that fourth quarter 2008 U.S. gross domestic product (“GDP”)i contracted 5.4%. Economic weakness accelerated during the first quarter of 2009, as GDP fell 6.4%. However, the economic environment started to get relatively better during the second quarter, as GDP fell 0.7%. The economy’s more modest contraction was due, in part, to smaller declines in both exports and business spending. After contracting four consecutive quarters, the Commerce Department reported that third quarter 2009 GDP growth was 2.2%. A variety of factors helped the economy to expand, including the government’s $787 billion stimulus program and its “Cash for Clunkers” car rebate program, which helped spur an increase in car sales.

Even before GDP advanced in the third quarter, there were signs that the economy was starting to regain its footing. The manufacturing sector, as measured by the Institute for Supply Management’s PMIii, rose to 52.9 in August 2009, the first time it surpassed 50 since January 2008 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). PMI data subsequently showed that manufacturing expanded from September through November as well.

The housing market also saw some improvement during the reporting period. According to its most recent data, the S&P/Case-Shiller Home Price Indexiii indicated that home prices rose for the fourth straight month in September. In addition, the Commerce Department reported that, during October, sales of existing homes reached their highest level in two years.

One area that remained weak—and could hamper the magnitude of economic recovery—was the labor market. While monthly job losses have moderated compared to earlier in the year, the unemployment rate remained elevated during the reporting period. After reaching a

Western Asset Global High Income Fund Inc.	I

Letter from the chairman continued

twenty-six-year high of 10.2% in October 2009, the unemployment rate fell to 10.0% in November. Since December 2007, the unemployment rate has more than doubled and the number of unemployed workers has risen by 8.2 million.

The Federal Reserve Board (“Fed”)iv continued to pursue an accommodative monetary policy during the reporting period. After reducing the federal funds ratev from 5.25% in August 2007 to a range of 0 to 1/4 percent in December 2008—a historic low—the Fed maintained this stance through the end of 2009. In conjunction with its December 2009 meeting, the Fed said that it “will maintain the target range for the federal funds rate at 0 to 1/4 percent and continues to anticipate that economic conditions, including low rates of resource utilization, subdued inflation trends, and stable inflation expectations, are likely to warrant exceptionally low levels of the federal funds rate for an extended period.”

Both short- and long-term Treasury yields fluctuated during the reporting period. When the period began, Treasury yields were extremely low, given numerous “flights to quality” that were triggered by the fallout from last year’s financial crisis. After starting the period at 0.92% and 3.47%, respectively, two- and ten-year Treasury yields initially moved sharply higher (and their prices lower). Two-year yields peaked at 1.42% on June 8, 2009 and ten-year yields peaked at 3.98% on June 10th, before falling and ending the reporting period at 0.67% and 3.21%, respectively. In a reversal from 2008, investor risk aversion faded during the six-month reporting period, driving spread sector (non-Treasury) prices higher. For the six months ended November 30, 2009, the Barclays Capital U.S. Aggregate Indexvi returned 6.21%.

The high-yield bond market produced very strong results for the six months ended November 30, 2009. In sharp contrast to its poor results in late 2008 and February 2009, the asset class posted positive returns during all six months of the reporting period. This strong rally was due to a variety of factors, including the unfreezing of the credit markets, improving economic data and strong investor demand. All told, over the six months ended November 30, 2009, the Citigroup High Yield Market Indexvii returned 20.33%.

Emerging market debt prices rallied sharply—posting positive returns during all six months of the reporting period. This was triggered by rising commodity prices, optimism that the worst of the global recession was over and increased investor risk appetite. Over the six months ended November 30, 2009, the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)viii returned 13.00%.

II	Western Asset Global High Income Fund Inc.

Performance review

For the six months ended November 30, 2009, Western Asset Global High Income Fund Inc. returned 23.30% based on its net asset value (“NAV”)ix and 26.61% based on its New York Stock Exchange (“NYSE”) market price per share. The Fund’s unmanaged benchmarks, the Barclays Capital U.S. Aggregate Index, the Barclays Capital U.S. Corporate High Yield 2% Issuer Cap Indexx and the EMBI Global, returned 6.21%, 20.87% and 13.00%, respectively, over the same time frame. The Lipper Global Income Closed-End Funds Category Averagexi returned 17.55% for the same period. Please note that Lipper performance returns are based on each fund’s NAV.

During the six-month period, the Fund made distributions to shareholders totaling $0.51 per share, which may have included a return of capital. The performance table shows the Fund’s six-month total return based on its NAV and market price as of November 30, 2009. Past performance is no guarantee of future results.

PERFORMANCE SNAPSHOT as of November 30, 2009 (unaudited)

PRICE PER SHARE	6-MONTH TOTAL RETURN* (not annualized)
$12.06 (NAV)	23.30%
$10.63 (Market Price)	26.61%

All figures represent past performance and are not a guarantee of future results.

*   Total returns are based on changes in NAV or market price, respectively. Total returns assume the reinvestment of all distributions, including returns of capital, if any, in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

A special note regarding increased market volatility

Dramatically higher volatility in the financial markets has been very challenging for many investors. Market movements have been rapid–sometimes in reaction to economic news, and sometimes creating the news. In the midst of this evolving market environment, we at Legg Mason want to do everything we can to help you reach your financial goals. Now, as always, we remain committed to providing you with excellent service and a full spectrum of investment choices. Rest assured, we will continue to work hard to ensure that our investment managers make every effort to deliver strong long-term results.

We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our enhanced

Western Asset Global High Income Fund Inc.	III

Letter from the chairman continued

website, www.leggmason.com/cef. Here you can gain immediate access to many special features to help guide you through difficult times, including:

•  Fund prices and performance,

•  Market insights and commentaries from our portfolio managers, and

•   A host of educational resources.

During periods of market unrest, it is especially important to work closely with your financial advisor and remember that reaching one’s investment goals unfolds over time and through multiple market cycles. Time and again, history has shown that, over the long run, the markets have eventually recovered and grown.

Information about your fund

Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

Looking for additional information?

The Fund is traded under the symbol “EHI” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under the symbol “XEHIX” on most financial websites. Barron’s and The Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites, as well as www.leggmason.com/cef.

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Standard Time, for the Fund’s current NAV, market price and other information.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

December 24, 2009

IV	Western Asset Global High Income Fund Inc.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest. As interest rates rise, bond prices fall, reducing the value of the Fund’s holdings. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses and have a potentially large impact on Fund performance. Investing in foreign securities is subject to certain risks not associated with domestic investing, such as currency fluctuations, and changes in political and economic conditions. These risks are magnified in emerging or developing markets. High-yield bonds involve greater credit and liquidity risks than investment grade bonds. Leverage may magnify gains and increase losses in the Fund’s portfolio.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

i	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.
ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The S&P/Case-Shiller Home Price Index measures the residential housing market, tracking changes in the value of the residential real estate market in twenty metropolitan regions across the United States.

iv

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

v

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

vi

The Barclays Capital U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

vii	The Citigroup High Yield Market Index is a broad-based unmanaged index of high-yield securities.
viii

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

ix

Net asset value (“NAV”) is calculated by subtracting total liabilities and outstanding preferred stock (if any) from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

x

The Barclays Capital U.S. Corporate High Yield 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays Capital U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

xi

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended November 30, 2009, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 16 funds in the Fund’s Lipper category.

Western Asset Global High Income Fund Inc.	V

(This page intentionally left blank.)

Fund at a glance† (unaudited)

INVESTMENT BREAKDOWN (%) As a percent of total investments

Consumer discretionary
15.3
7.0
Financials
14.1
9.9
Energy
14.1
8.2
Sovereign bonds
11.5
8.5
Telecommunication services
11.1
6.2
Materials
8.1
4.5
Industrials
7.3
5.6
Utilities
6.3
4.1
Health care
5.3
3.4
Mortgage-backed securities
2.2
31.4
U.S. treasury inflation protected securities
1.6
2.4
Consumer staples
1.2
0.9
Information technology
0.5
0.6
Collateralized mortgage obligation
0.3
0.4
U.S. government & agency obligations
0.0
2.4
Short-term investment
1.1
4.5
As of November 30, 2009
As of May 31, 2009
0%
5%
10%
15%
20%
25%
30%
35%

†    The bar graphs above represent the composition of the Fund’s investments as of November 30, 2009 and May 31, 2009 and do not include derivatives. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

Western Asset Global High Income Fund Inc. 2009 Semi-Annual Report	1

Schedule of investments (unaudited)

November 30, 2009

WESTERN ASSET GLOBAL HIGH INCOME FUND INC.

FACE AMOUNT†	SECURITY	VALUE
CORPORATE BONDS & NOTES — 82.0%
CONSUMER DISCRETIONARY — 14.7%
	Auto Components — 0.5%
1,759,600	Allison Transmission Inc., Senior Notes, 11.250% due 11/1/15(a)(b)	$1,812,388
790,000	Keystone Automotive Operations Inc., Senior Subordinated Notes, 9.750% due 11/1/13	240,950
	Visteon Corp., Senior Notes:
154,000	8.250% due 8/1/10(c)	50,050
503,000	12.250% due 12/31/16(a)(c)	299,285
	Total Auto Components	2,402,673
	Automobiles — 0.2%
	Motors Liquidation Co.:
	Senior Debentures:
300,000	8.250% due 7/15/23(c)	64,500
3,500,000	8.375% due 7/15/33(c)	787,500
570,000	Senior Notes, 7.200% due 1/15/11(c)	123,975
	Total Automobiles	975,975
	Diversified Consumer Services — 0.1%
	Service Corp. International, Senior Notes:
185,000	7.625% due 10/1/18	184,075
210,000	7.500% due 4/1/27	185,850
	Total Diversified Consumer Services	369,925
	Hotels, Restaurants & Leisure — 3.8%
1,765,000	Boyd Gaming Corp., Senior Subordinated Notes, 6.750% due 4/15/14	1,553,200
521,000	Choctaw Resort Development Enterprise, Senior Notes, 7.250% due 11/15/19(a)	336,696
810,000	Denny’s Holdings Inc., Senior Notes, 10.000% due 10/1/12	830,250
	El Pollo Loco Inc.:
1,435,000	Senior Notes, 11.750% due 11/15/13	1,298,675
180,000	Senior Secured Notes, 11.750% due 12/1/12(a)	186,750
	Harrah’s Operating Co. Inc.:
1,340,000	Senior Notes, 10.750% due 2/1/16	1,038,500
1,000,000	Senior Secured Notes, 11.250% due 6/1/17(a)	1,027,500
1,410,000	Harrah’s Operating Escrow LLC/Harrahs Escrow Corp., Senior Secured Notes, 11.250% due 6/1/17(a)	1,445,250
1,130,000	Inn of the Mountain Gods Resort & Casino, Senior Notes, 12.000% due 11/15/10(c)(d)	457,650
455,000	Landry’s Restaurants Inc., Senior Secured Notes, 11.625% due 12/1/15(a)	464,100
	MGM MIRAGE Inc.:
560,000	Notes, 6.750% due 9/1/12	480,200
760,000	Senior Notes, 11.375% due 3/1/18(a)	659,300

See Notes to Financial Statements.

2	Western Asset Global High Income Fund Inc. 2009 Semi-Annual Report

WESTERN ASSET GLOBAL HIGH INCOME FUND INC.

FACE AMOUNT†		SECURITY	VALUE
		Hotels, Restaurants & Leisure — 3.8% continued
		Senior Secured Notes:
475,000		10.375% due 5/15/14(a)	$509,438
1,135,000		11.125% due 11/15/17(a)	1,248,500
		Mohegan Tribal Gaming Authority, Senior Subordinated Notes:
675,000		7.125% due 8/15/14	428,625
625,000		6.875% due 2/15/15	384,375
700,000		NCL Corp. Ltd., Senior Secured Notes, 11.750% due 11/15/16(a)	693,875
220,000		Penn National Gaming Inc., Senior Subordinated Notes, 8.750% due 8/15/19(a)	220,000
95,000		River Rock Entertainment Authority, Senior Secured Notes, 9.750% due 11/1/11	87,875
770,000		Sbarro Inc., Senior Notes, 10.375% due 2/1/15	612,150
1,150,000		Seneca Gaming Corp., Senior Notes, 7.250% due 5/1/12	1,132,750
150,000		Snoqualmie Entertainment Authority, Senior Secured Notes, 4.680% due 2/1/14(a)(e)	77,250
		Station Casinos Inc., Senior Notes:
110,000		6.000% due 4/1/12(c)(d)	23,650
760,000		7.750% due 8/15/16(c)(d)	163,400
2,000,000		Turning Stone Casino Resort Enterprise, Senior Notes, 9.125% due 12/15/10(a)	1,995,000
		Total Hotels, Restaurants & Leisure	17,354,959
		Household Durables — 0.6%
80,000		American Greetings Corp., Senior Notes, 7.375% due 6/1/16	77,600
2,180,000		Norcraft Cos. LP/Norcraft Finance Corp., Senior Subordinated Notes, 9.000% due 11/1/11(d)	2,190,900
445,000		Norcraft Holdings LP/Norcraft Capital Corp., Senior Discount Notes, 9.750% due 9/1/12(d)	424,975
		Total Household Durables	2,693,475
		Leisure Equipment & Products — 0.7%
2,000,000	EUR	Cirsa Capital Luxembourg, Senior Notes, 7.875% due 7/15/12(a)	2,835,471
135,000		Easton-Bell Sports Inc., Senior Secured Notes, 9.750% due 12/1/16(a)	138,206
125,000		WMG Acquisition Corp., Senior Secured Notes, 9.500% due 6/15/16(a)	135,000
		Total Leisure Equipment & Products	3,108,677
		Media — 7.3%
		Affinion Group Inc.:
2,315,000		Senior Notes, 10.125% due 10/15/13	2,372,875
		Senior Subordinated Notes:
1,785,000		10.125% due 10/15/13	1,829,625
380,000		11.500% due 10/15/15	397,100
3,257,000		CCH I LLC/CCH I Capital Corp., Senior Secured Notes, 11.000% due 10/1/15(c)(d)	688,041

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2009 Semi-Annual Report	3

Schedule of investments (unaudited) continued

November 30, 2009

WESTERN ASSET GLOBAL HIGH INCOME FUND INC.

FACE AMOUNT†		SECURITY	VALUE
		Media — 7.3% continued
611,752		CCH II LLC/CCH II Capital Corp., Senior Notes, 13.500% due 11/30/16(a)	$715,750
1,570,000		Cengage Learning Acquisitions Inc., Senior Notes, 10.500% due 1/15/15(a)	1,464,025
125,000		Charter Communications Holdings LLC, Senior Discount Notes, 12.125% due 1/15/12(c)(d)(f)	312
215,000		Charter Communications Holdings LLC/Charter Communications Holdings Capital Corp., Senior Discount Notes, 11.750% due 5/15/11(c)(d)	2,150
1,150,000		Charter Communications Inc., Senior Secured Notes, 10.875% due 9/15/14(a)	1,286,562
250,000		Charter Communications Operating LLC/Charter Communications Operating Capital, 8.000% due 4/30/12(a)	255,625
46,000		CMP Susquehanna Corp., 4.774% due 5/15/14(a)(d)(e)(f)	16,198
1,120,000		Comcast Corp., 5.700% due 5/15/18	1,191,232
		CSC Holdings Inc.:
1,500,000		Senior Debentures, 7.875% due 2/15/18	1,541,250
575,000		Senior Notes, 6.750% due 4/15/12	596,563
		DISH DBS Corp., Senior Notes:
3,060,000		7.750% due 5/31/15	3,121,200
4,000,000		7.875% due 9/1/19	4,050,000
		Grupo Televisa SA:
1,730,000		Senior Bonds, 6.625% due 1/15/40(a)	1,706,212
830,000		Senior Notes, 6.625% due 3/18/25	837,609
3,155,000		Idearc Inc., Senior Notes, 8.000% due 11/15/16(c)	205,075
2,000,000	EUR	ITV PLC, Senior Notes, 10.000% due 6/30/14	3,190,430
900,000		NET Servicos de Comunicacao SA, Bonds, 7.500% due 1/27/20(a)	905,625
		R.H. Donnelley Corp., Senior Notes:
650,000		8.875% due 1/15/16(c)	61,750
100,000		8.875% due 10/15/17(c)	9,500
1,100,000		Rogers Cable Inc., Senior Secured Notes, 7.875% due 5/1/12	1,246,389
270,000		Sun Media Corp., Senior Notes, 7.625% due 2/15/13	243,000
200,000		Time Warner Cable Inc., Senior Notes, 8.750% due 2/14/19	249,096
160,000		Time Warner Inc., 6.500% due 11/15/36	170,505
1,810,000		Univision Communications Inc., Senior Secured Notes, 12.000% due 7/1/14(a)	1,977,425
330,000		UPC Holding BV, Senior Notes, 9.875% due 4/15/18(a)	344,850
		Virgin Media Finance PLC:
955,000		Senior Bonds, 9.500% due 8/15/16	1,007,525
2,030,000		Senior Notes, 9.125% due 8/15/16	2,095,975
		Total Media	33,779,474

See Notes to Financial Statements.

4	Western Asset Global High Income Fund Inc. 2009 Semi-Annual Report

WESTERN ASSET GLOBAL HIGH INCOME FUND INC.

FACE AMOUNT†		SECURITY	VALUE
		Multiline Retail — 0.7%
208,000		Dollar General Corp., Senior Notes, 10.625% due 7/15/15	$227,760
		Neiman Marcus Group Inc.:
1,171,662		Senior Notes, 9.000% due 10/15/15(b)	1,063,283
2,490,000		Senior Secured Notes, 7.125% due 6/1/28	2,128,950
		Total Multiline Retail	3,419,993
		Specialty Retail — 0.5%
1,410,000		Blockbuster Inc., Senior Secured Notes, 11.750% due 10/1/14(a)	1,325,400
860,000		Michaels Stores Inc., Senior Notes, 10.000% due 11/1/14	881,500
		Total Specialty Retail	2,206,900
		Textiles, Apparel & Luxury Goods — 0.3%
1,115,000		Oxford Industries Inc., Senior Secured Notes, 11.375% due 7/15/15	1,220,925
		TOTAL CONSUMER DISCRETIONARY	67,532,976
CONSUMER STAPLES — 1.2%
		Beverages — 0.4%
785,000		Constellation Brands Inc., Senior Notes, 8.375% due 12/15/14	836,025
340,000		Dr. Pepper Snapple Group Inc., Senior Notes, 6.820% due 5/1/18	394,325
390,000		PepsiCo Inc., Senior Notes, 7.900% due 11/1/18	496,332
		Total Beverages	1,726,682
		Food & Staples Retailing — 0.2%
164,801		CVS Caremark Corp., Pass-Through Certificates, 5.298% due 1/11/27(a)(f)	152,623
		CVS Pass-Through Trust, Secured Notes:
99,578		5.880% due 1/10/28	99,080
613,973		6.036% due 12/10/28	625,092
		Total Food & Staples Retailing	876,795
		Food Products — 0.3%
750,000	EUR	Campofrio Food Group SA, Senior Notes, 8.250% due 10/31/16(a)	1,111,122
340,000		Dole Food Co. Inc., Senior Secured Notes, 8.000% due 10/1/16(a)	345,100
		Total Food Products	1,456,222
		Household Products — 0.1%
640,000		Reynolds Group DL Escrow Inc./Reynolds Group Escrow LLC, Senior Secured Notes, 7.750% due 10/15/16(a)	649,600
		Tobacco — 0.2%
		Alliance One International Inc., Senior Notes:
390,000		10.000% due 7/15/16(a)	411,450
320,000		10.000% due 7/15/16(a)	337,600
		Total Tobacco	749,050
		TOTAL CONSUMER STAPLES	5,458,349

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2009 Semi-Annual Report	5

Schedule of investments (unaudited) continued

November 30, 2009

WESTERN ASSET GLOBAL HIGH INCOME FUND INC.

FACE AMOUNT†	SECURITY	VALUE
ENERGY — 14.1%
	Energy Equipment & Services — 0.7%
260,000	Baker Hughes Inc., Senior Notes, 7.500% due 11/15/18	$322,026
560,000	Complete Production Services Inc., Senior Notes, 8.000% due 12/15/16	551,600
655,000	Hercules Offshore LLC, Senior Secured Notes, 10.500% due 10/15/17(a)	664,825
750,000	Key Energy Services Inc., Senior Notes, 8.375% due 12/1/14	735,938
270,000	Pride International Inc., Senior Notes, 7.375% due 7/15/14	279,450
390,000	Transocean Inc., Senior Notes, 5.250% due 3/15/13	421,145
	Total Energy Equipment & Services	2,974,984
	Oil, Gas & Consumable Fuels — 13.4%
800,000	Anadarko Petroleum Corp., Senior Notes, 6.450% due 9/15/36	842,629
280,000	Apache Corp., Senior Notes, 6.000% due 1/15/37	314,776
1,405,000	Belden & Blake Corp., Secured Notes, 8.750% due 7/15/12	1,317,188
670,000	Berry Petroleum Co., Senior Notes, 10.250% due 6/1/14	720,250
	Chesapeake Energy Corp., Senior Notes:
1,350,000	6.375% due 6/15/15	1,262,250
270,000	6.625% due 1/15/16	255,150
2,535,000	7.250% due 12/15/18	2,452,612
160,000	Colorado Interstate Gas Co., Senior Notes, 6.800% due 11/15/15	180,652
	Compagnie Generale de Geophysique SA, Senior Notes:
245,000	7.500% due 5/15/15	243,775
255,000	7.750% due 5/15/17	253,406
491,761	Corral Petroleum Holdings AB, Senior Secured Subordinated Bonds, 1.784% due 4/15/10(a)(b)(e)	405,703
230,000	Devon Energy Corp., Debentures, 7.950% due 4/15/32	294,763
1,900,000	Ecopetrol SA, Senior Notes, 7.625% due 7/23/19	2,154,220
	El Paso Corp.:
	Medium-Term Notes:
2,050,000	7.375% due 12/15/12	2,099,444
1,260,000	7.750% due 1/15/32	1,172,579
125,000	Notes, 7.875% due 6/15/12	128,750
70,000	El Paso Natural Gas Co., Bonds, 8.375% due 6/15/32	84,815
480,000	Energy Transfer Partners LP, Senior Notes, 6.700% due 7/1/18	530,164
	Enterprise Products Operating LLP:
980,000	Junior Subordinated Notes, 8.375% due 8/1/66	955,468
550,000	Senior Bonds, 6.300% due 9/15/17	607,922
3,000,000	Subordinated Notes, 7.034% due 1/15/68	2,760,375
1,150,000	EXCO Resources Inc., Senior Notes, 7.250% due 1/15/11	1,150,000
1,555,000	Forest Oil Corp., Senior Notes, 8.500% due 2/15/14(a)	1,597,762

See Notes to Financial Statements.

6	Western Asset Global High Income Fund Inc. 2009 Semi-Annual Report

WESTERN ASSET GLOBAL HIGH INCOME FUND INC.

FACE AMOUNT†	SECURITY	VALUE
	Oil, Gas & Consumable Fuels — 13.4% continued
655,000	International Coal Group Inc., Senior Notes, 10.250% due 7/15/14	$638,625
2,990,000	KazMunaiGaz Finance Sub B.V., Senior Notes, 8.375% due 7/2/13(a)	3,161,925
390,000	Kinder Morgan Energy Partners LP, Medium-Term Notes, 6.950% due 1/15/38	422,894
	LUKOIL International Finance BV:
	Bonds:
1,850,000	6.356% due 6/7/17(a)	1,794,500
946,000	6.656% due 6/7/22(a)	924,715
830,000	Notes, 6.356% due 6/7/17(a)	811,325
2,020,000	Mariner Energy Inc., Senior Notes, 7.500% due 4/15/13	1,989,700
330,000	Occidental Petroleum Corp., Senior Notes, 7.000% due 11/1/13	387,294
	OPTI Canada Inc., Senior Secured Notes:
550,000	7.875% due 12/15/14	440,000
445,000	8.250% due 12/15/14	358,225
4,237,000	Pemex Project Funding Master Trust, Senior Bonds, 6.625% due 6/15/35	4,265,583
1,620,000	Petrobras International Finance Co., Senior Notes, 6.875% due 1/20/40	1,676,173
510,000	Petrohawk Energy Corp., Senior Notes, 9.125% due 7/15/13	531,675
2,150,000	Petroleos Mexicanos, Notes, 8.000% due 5/3/19	2,537,000
870,000	Petroleum Co. of Trinidad & Tobago Ltd., Senior Notes, 9.750% due 8/14/19(a)	985,275
	Petronas Capital Ltd.:
5,560,000	5.250% due 8/12/19(a)	5,751,253
700,000	5.250% due 8/12/19(a)	718,862
410,000	Petroplus Finance Ltd., Senior Notes, 7.000% due 5/1/17(a)	369,000
	Plains Exploration & Production Co., Senior Notes:
585,000	10.000% due 3/1/16	630,338
515,000	8.625% due 10/15/19	518,863
1,335,000	Quicksilver Resources Inc., Senior Notes, 11.750% due 1/1/16	1,490,194
	Ras Laffan Liquefied Natural Gas Co., Ltd. III, Senior Secured Bonds:
1,150,000	5.500% due 9/30/14(a)	1,213,391
1,007,000	6.750% due 9/30/19(a)	1,113,080
	SandRidge Energy Inc., Senior Notes:
1,000,000	8.625% due 4/1/15(b)	963,750
675,000	9.875% due 5/15/16(a)	695,250
1,245,000	SemGroup LP, Senior Notes, 8.750% due 11/15/15(a)(c)(d)	93,375
660,000	Stone Energy Corp., Senior Subordinated Notes, 8.250% due 12/15/11	656,700
920,000	Teekay Corp., Senior Notes, 8.875% due 7/15/11	952,200
355,000	W&T Offshore Inc., Senior Notes, 8.250% due 6/15/14(a)	337,250

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2009 Semi-Annual Report	7

Schedule of investments (unaudited) continued

November 30, 2009

WESTERN ASSET GLOBAL HIGH INCOME FUND INC.

FACE AMOUNT†		SECURITY	VALUE
		Oil, Gas & Consumable Fuels — 13.4% continued
630,000		Whiting Petroleum Corp., Senior Subordinated Notes, 7.000% due 2/1/14	$633,150
		Williams Cos. Inc.:
1,060,000		Notes, 8.750% due 3/15/32	1,244,114
1,000,000		Senior Notes, 7.625% due 7/15/19	1,103,799
440,000		XTO Energy Inc., Senior Notes, 5.500% due 6/15/18	466,884
		Total Oil, Gas & Consumable Fuels	61,661,015
		TOTAL ENERGY	64,635,999
FINANCIALS — 13.5%
		Capital Markets — 0.6%
1,120,000		Bear Stearns Cos. Inc., Senior Notes, 7.250% due 2/1/18	1,297,241
330,000		Goldman Sachs Group Inc., Senior Notes, 6.150% due 4/1/18	356,770
390,000		Merrill Lynch & Co. Inc., Notes, 6.875% due 4/25/18	418,996
470,000		Morgan Stanley, Medium-Term Notes, 6.625% due 4/1/18	510,732
		Total Capital Markets	2,583,739
		Commercial Banks — 3.9%
1,050,000		Banco Mercantil del Norte SA, Subordinated Bonds, 6.135% due 10/13/16(a)(e)	1,037,475
1,250,000		Credit Agricole SA, Subordinated Notes, 8.375% due 10/13/19(a)(e)(g)	1,316,624
		ICICI Bank Ltd., Subordinated Bonds:
1,840,000		6.375% due 4/30/22(a)(e)	1,622,008
454,000		6.375% due 4/30/22(a)(e)	400,781
		RSHB Capital, Loan Participation Notes:
		Secured Notes:
4,120,000		7.125% due 1/14/14(a)	4,297,572
1,350,000		7.125% due 1/14/14(a)	1,429,110
1,529,000		Senior Secured Bond, 6.299% due 5/15/17(a)	1,529,764
		Senior Secured Notes:
1,232,000		7.175% due 5/16/13(a)	1,303,579
280,000		7.175% due 5/16/13(a)	294,000
2,230,000		9.000% due 6/11/14(a)	2,507,858
470,000		6.299% due 5/15/17(a)	465,887
1,350,000		Wachovia Corp., Senior Notes, 5.750% due 2/1/18	1,422,279
350,000		Wells Fargo Capital XV, Junior Subordinated Notes, 9.750% due 9/26/13(e)(g)	372,750
		Total Commercial Banks	17,999,687
		Consumer Finance — 3.4%
260,000		American Express Co., Notes, 7.000% due 3/19/18	290,068
2,000,000	EUR	FMG Finance Pty Ltd., Senior Secured Bonds, 9.750% due 9/1/13(a)	3,075,510

See Notes to Financial Statements.

8	Western Asset Global High Income Fund Inc. 2009 Semi-Annual Report

WESTERN ASSET GLOBAL HIGH INCOME FUND INC.

FACE AMOUNT†		SECURITY	VALUE
		Consumer Finance — 3.4% continued
		Ford Motor Credit Co., LLC:
1,300,000		Notes, 7.000% due 10/1/13	$1,270,118
		Senior Notes:
115,000		9.875% due 8/10/11	119,394
380,000		12.000% due 5/15/15	438,397
1,930,000		7.500% due 8/1/12	1,913,765
		GMAC LLC:
		Senior Notes:
978,000		6.875% due 8/28/12(a)	936,435
30,000		7.500% due 12/31/13(a)	27,900
3,877,000		8.000% due 11/1/31(a)	3,363,297
36,000		Subordinated Notes, 8.000% due 12/31/18(a)	30,240
4,350,000		SLM Corp., Senior Notes, 0.442% due 7/26/10(e)	4,219,074
		Total Consumer Finance	15,684,198
		Diversified Financial Services — 3.9%
350,000		AAC Group Holding Corp., Senior Discount Notes, 10.250% due 10/1/12(a)	348,250
490,000		Bank of America Corp., Senior Notes, 5.650% due 5/1/18	494,652
550,000		CCM Merger Inc., Notes, 8.000% due 8/1/13(a)	448,250
		Citigroup Inc., Senior Notes:
490,000		6.125% due 11/21/17	493,077
2,000,000		8.500% due 5/22/19	2,262,514
290,000		6.875% due 3/5/38	281,875
290,000		El Paso Performance-Linked Trust Certificates, Senior Notes, 7.750% due 7/15/11(a)	296,156
470,000		Galaxy Entertainment Finance Co., Ltd., Senior Notes, 6.218% due 12/15/10(a)(e)	467,650
650,000		General Electric Capital Corp., Senior Notes, 5.625% due 5/1/18	671,319
2,000,000	EUR	ISS Financing PLC, Senior Secured Bonds, 11.000% due 6/15/14(a)	3,243,058
220,000		John Deere Capital Corp., Senior Notes, 4.900% due 9/9/13	240,225
		Leucadia National Corp., Senior Notes:
340,000		7.750% due 8/15/13	342,975
540,000		8.125% due 9/15/15	549,450
		TNK-BP Finance SA:
550,000		6.625% due 3/20/17(a)	522,500
		Senior Notes:
1,220,000		7.500% due 7/18/16(a)	1,226,100
170,000		7.500% due 7/18/16(a)	172,550
1,490,000		7.875% due 3/13/18(a)	1,497,450

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2009 Semi-Annual Report	9

Schedule of investments (unaudited) continued

November 30, 2009

WESTERN ASSET GLOBAL HIGH INCOME FUND INC.

FACE AMOUNT†		SECURITY	VALUE
		Diversified Financial Services — 3.9% continued
		UPC Germany GmbH:
1,000,000	EUR	Senior Secured Bonds, 8.125% due 12/1/17(a)	$1,473,995
913,000	EUR	Senior Subordinated Notes, 9.625% due 12/1/19(a)	1,366,303
890,000		Vanguard Health Holdings Co., I LLC, Senior Discount Notes, 11.250% due 10/1/15	938,950
755,000		Vanguard Health Holdings Co., II LLC, Senior Subordinated Notes, 9.000% due 10/1/14	781,425
		Total Diversified Financial Services	18,118,724
		Insurance — 0.8%
4,000,000		American International Group Inc., Senior Notes, 8.250% due 8/15/18	3,460,360
		Real Estate Investment Trusts (REITs) — 0.7%
2,275,000		Host Marriott LP, Senior Notes, 7.125% due 11/1/13	2,269,312
		Ventas Realty LP/Ventas Capital Corp., Senior Notes:
175,000		6.500% due 6/1/16	166,250
690,000		6.750% due 4/1/17	658,950
		Total Real Estate Investment Trusts (REITs)	3,094,512
		Real Estate Management & Development — 0.2%
169,000		Ashton Woods USA LLC, Ashton Woods Finance Co., Senior Subordinated Notes, step bond to yield 23.322% due 6/30/15(a)(d)(f)	63,375
30,000		Forest City Enterprises Inc., Senior Notes, 7.625% due 6/1/15	25,650
1,250,000		Realogy Corp., Senior Notes, 10.500% due 4/15/14	1,012,500
		Total Real Estate Management & Development	1,101,525
		TOTAL FINANCIALS	62,042,745
HEALTH CARE — 5.3%
		Biotechnology — 0.1%
400,000		Talecris Biotherapeutics Holdings Corp., Senior Notes, 7.750% due 11/15/16(a)	404,000
		Health Care Providers & Services — 5.1%
620,000		Community Health Systems Inc., Senior Notes, 8.875% due 7/15/15	633,950
1,300,000		DaVita Inc., Senior Subordinated Notes, 7.250% due 3/15/15	1,300,000
		HCA Inc.:
1,360,000		Notes, 6.375% due 1/15/15	1,264,800
		Senior Secured Notes:
2,550,000		9.250% due 11/15/16	2,703,000
4,386,000		9.625% due 11/15/16(b)	4,687,537
2,000,000		Humana Inc., Senior Notes, 7.200% due 6/15/18	2,093,858
2,680,000		IASIS Healthcare LLC/IASIS Capital Corp., Senior Subordinated Notes, 8.750% due 6/15/14	2,740,300

See Notes to Financial Statements.

10	Western Asset Global High Income Fund Inc. 2009 Semi-Annual Report

WESTERN ASSET GLOBAL HIGH INCOME FUND INC.

FACE AMOUNT†	SECURITY	VALUE
	Health Care Providers & Services — 5.1% continued
	Tenet Healthcare Corp.:
	Senior Notes:
1,030,000	7.375% due 2/1/13	$1,019,700
1,015,000	9.000% due 5/1/15(a)	1,078,437
215,000	10.000% due 5/1/18(a)	240,263
1,968,000	Senior Secured Notes, 8.875% due 7/1/19(a)	2,115,600
	Universal Hospital Services Inc., Senior Secured Notes:
160,000	4.635% due 6/1/15(e)	135,200
135,000	8.500% due 6/1/15(b)	133,650
3,507,000	US Oncology Holdings Inc., Senior Notes, 7.178% due 3/15/12(b)(e)	3,173,835
240,000	WellPoint Inc., Notes, 5.875% due 6/15/17	257,187
	Total Health Care Providers & Services	23,577,317
	Pharmaceuticals — 0.1%
1,270,000	Leiner Health Products Inc., Senior Subordinated Notes, 11.000% due 6/1/12(c)(d)	1,715
260,000	Wyeth, Notes, 5.950% due 4/1/37	286,434
	Total Pharmaceuticals	288,149
	TOTAL HEALTH CARE	24,269,466
INDUSTRIALS — 7.3%
	Aerospace & Defense — 1.0%
	Hawker Beechcraft Acquisition Co.:
2,988,293	Senior Notes, 8.875% due 4/1/15(b)	2,017,098
700,000	Senior Subordinated Notes, 9.750% due 4/1/17	469,000
325,000	L-3 Communications Corp., Senior Subordinated Notes, 6.375% due 10/15/15	321,344
1,730,000	TransDigm Inc., Senior Subordinated Notes, 7.750% due 7/15/14(a)	1,764,600
	Total Aerospace & Defense	4,572,042
	Airlines — 0.7%
	Continental Airlines Inc., Pass-Through Certificates:
278,302	8.312% due 4/2/11	258,821
290,000	7.339% due 4/19/14	259,188
2,290,000	DAE Aviation Holdings Inc., Senior Notes, 11.250% due 8/1/15(a)	1,900,700
	Delta Air Lines Inc., Senior Secured Notes:
320,000	9.500% due 9/15/14(a)	326,400
350,000	12.250% due 3/15/15(a)	325,500
	Total Airlines	3,070,609
	Building Products — 0.7%
1,560,000	Associated Materials Inc., Senior Subordinated Notes, 9.750% due 4/15/12	1,585,350

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2009 Semi-Annual Report	11

Schedule of investments (unaudited) continued

November 30, 2009

WESTERN ASSET GLOBAL HIGH INCOME FUND INC.

FACE AMOUNT†	SECURITY	VALUE
	Building Products — 0.7% continued
650,000	Associated Materials LLC/Associated Materials Finance Inc., Senior Secured Notes, 9.875% due 11/15/16(a)	$682,500
	GTL Trade Finance Inc., Senior Notes:
560,000	7.250% due 10/20/17(a)	578,900
276,000	7.250% due 10/20/17(a)	285,315
160,000	Nortek Inc., Senior Subordinated Notes, 8.500% due 9/1/14(c)(d)	115,200
1,130,000	NTK Holdings Inc., Senior Discount Notes, 10.750% due 3/1/14(c)(d)	50,850
	Total Building Products	3,298,115
	Commercial Services & Supplies — 1.6%
805,000	ACCO Brands Corp., Senior Secured Notes, 10.625% due 3/15/15(a)	872,419
900,000	Allied Waste North America Inc., Senior Notes, 7.375% due 4/15/14	935,609
2,510,000	Altegrity Inc., Senior Subordinated Notes, 10.500% due 11/1/15(a)	2,171,150
1,498,000	DynCorp International LLC/DIV Capital Corp., Senior Subordinated Notes, 9.500% due 2/15/13	1,520,470
	RSC Equipment Rental Inc.:
1,295,000	Senior Notes, 9.500% due 12/1/14	1,273,956
735,000	Senior Secured Notes, 10.000% due 7/15/17(a)	795,638
	Total Commercial Services & Supplies	7,569,242
	Construction & Engineering — 1.6%
	Odebrecht Finance Ltd.:
6,577,000	7.500% due 10/18/17(a)	6,692,097
600,000	Senior Notes, 7.000% due 4/21/20(a)	586,500
	Total Construction & Engineering	7,278,597
	Marine — 0.2%
840,000	Trico Shipping AS, Senior Secured Notes, 11.875% due 11/1/14(a)	855,750
	Road & Rail — 1.0%
	Kansas City Southern de Mexico, Senior Notes:
790,000	9.375% due 5/1/12	811,725
2,080,000	7.625% due 12/1/13	2,048,800
615,000	12.500% due 4/1/16	704,175
1,017,000	RailAmerica Inc., Senior Secured Notes, 9.250% due 7/1/17(a)	1,067,850
	Total Road & Rail	4,632,550
	Trading Companies & Distributors — 0.5%
595,000	Ashtead Capital Inc., Notes, 9.000% due 8/15/16(a)	586,075
1,020,000	H&E Equipment Services Inc., Senior Notes, 8.375% due 7/15/16	994,500
1,415,000	Penhall International Corp., Senior Secured Notes, 12.000% due 8/1/14(a)(d)	785,325
	Total Trading Companies & Distributors	2,365,900

See Notes to Financial Statements.

12	Western Asset Global High Income Fund Inc. 2009 Semi-Annual Report

WESTERN ASSET GLOBAL HIGH INCOME FUND INC.

FACE AMOUNT†		SECURITY	VALUE
		Transportation Infrastructure — 0.0%
20,000		Swift Transportation Co., Senior Secured Notes, 8.023% due 5/15/15(a)(e)	$14,300
		TOTAL INDUSTRIALS	33,657,105
INFORMATION TECHNOLOGY — 0.5%
		IT Services — 0.4%
553,800		Ceridian Corp., Senior Notes, 12.250% due 11/15/15(b)	523,341
1,240,000		First Data Corp., Senior Notes, 9.875% due 9/24/15	1,109,800
		Total IT Services	1,633,141
		Semiconductors & Semiconductor Equipment — 0.1%
195,000		Advanced Micro Devices Inc., Senior Notes, 8.125% due 12/15/17(a)	185,006
		Freescale Semiconductor Inc.:
70,000		Senior Notes, 8.875% due 12/15/14	59,850
325,000		Senior Subordinated Notes, 10.125% due 12/15/16	229,938
		Total Semiconductors & Semiconductor Equipment	474,794
		TOTAL INFORMATION TECHNOLOGY	2,107,935
MATERIALS — 8.0%
		Chemicals — 0.1%
370,000		Terra Capital Inc., Senior Notes, 7.750% due 11/1/19(a)	394,050
220,000		Westlake Chemical Corp., Senior Notes, 6.625% due 1/15/16	209,550
		Total Chemicals	603,600
		Construction Materials — 0.1%
495,000		Headwaters Inc., Senior Secured Notes, 11.375% due 11/1/14(a)	508,613
		Containers & Packaging — 0.6%
2,000,000	EUR	Beverage Packaging Holdings Luxembourg II SA, Senior Notes, 9.500% due 6/15/17(a)	2,872,977
575,000		Radnor Holdings Inc., Senior Notes, 11.000% due 3/15/10(c)(d)(f)	0
		Total Containers & Packaging	2,872,977
		Metals & Mining — 4.8%
1,050,000		Corporacion Nacional del Cobre-Codelco, Notes, 5.500% due 10/15/13(a)(f)	1,168,132
		Evraz Group SA, Notes:
1,330,000		8.875% due 4/24/13(a)	1,336,650
280,000		8.875% due 4/24/13(a)	279,300
1,950,000		Freeport-McMoRan Copper & Gold Inc., Senior Notes, 8.375% due 4/1/17	2,106,460
440,000		Gerdau Holdings Inc., Senior Notes, 7.000% due 1/20/20(a)	438,680
2,000,000		Metals USA Inc., Senior Secured Notes, 11.125% due 12/1/15	1,962,500
192,652		Noranda Aluminium Acquisition Corp., Senior Notes, 5.274% due 5/15/15(b)(e)	140,636
950,000		Novelis Inc., Senior Notes, 7.250% due 2/15/15	862,125
1,225,000		Ryerson Inc., Senior Secured Notes, 12.000% due 11/1/15	1,252,562

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2009 Semi-Annual Report	13

Schedule of investments (unaudited) continued

November 30, 2009

WESTERN ASSET GLOBAL HIGH INCOME FUND INC.

FACE AMOUNT†		SECURITY	VALUE
		Metals & Mining — 4.8% continued
250,000		Steel Dynamics Inc., Senior Notes, 7.375% due 11/1/12	$250,625
		Teck Resources Ltd., Senior Secured Notes:
490,000		9.750% due 5/15/14	553,088
410,000		10.250% due 5/15/16	465,350
810,000		10.750% due 5/15/19	949,725
		Vale Overseas Ltd., Notes:
1,448,000		8.250% due 1/17/34	1,727,603
5,150,000		6.875% due 11/21/36	5,267,971
2,980,000		Vedanta Resources PLC, Senior Notes, 8.750% due 1/15/14(a)	3,002,350
		Total Metals & Mining	21,763,757
		Paper & Forest Products — 2.4%
1,720,000		Abitibi-Consolidated Co. of Canada, Senior Secured Notes, 13.750% due 4/1/11(a)(c)	1,952,200
914,000		Appleton Papers Inc., Senior Secured Notes, 11.250% due 12/15/15(a)	778,042
967,000		Celulosa Arauco y Constitucion SA, Senior Notes, 7.250% due 7/29/19	1,070,130
2,430,000		NewPage Corp., Senior Secured Notes, 11.375% due 12/31/14(a)	2,405,700
		PE Paper Escrow GmbH, Senior Secured Notes:
2,000,000	EUR	11.750% due 8/1/14(a)	3,218,034
270,000		12.000% due 8/1/14(a)	296,857
769,000	EUR	Smurfit Kappa Acquisitions, Senior Secured Notes, 7.750% due 11/15/19(a)	1,130,618
		Total Paper & Forest Products	10,851,581
		TOTAL MATERIALS	36,600,528
TELECOMMUNICATION SERVICES — 11.1%
		Diversified Telecommunication Services — 7.1%
		AT&T Inc.:
630,000		Global Notes, 5.600% due 5/15/18	672,499
720,000		Senior Notes, 6.400% due 5/15/38	760,568
		Axtel SAB de CV, Senior Notes:
1,996,000		7.625% due 2/1/17(a)	1,946,100
1,714,000		7.625% due 2/1/17(a)	1,666,865
240,000		British Telecommunications PLC, Bonds, 9.625% due 12/15/30	308,024
479,000		CC Holdings GS V LLC, Senior Secured Notes, 7.750% due 5/1/17(a)	508,937
1,945,000		Cincinnati Bell Inc., Senior Notes, 8.250% due 10/15/17	1,940,137
120,000		Cincinnati Bell Telephone Co., Senior Debentures, 6.300% due 12/1/28	91,500
1,900,000		GCI Inc., Senior Notes, 8.625% due 11/15/19(a)	1,909,500
535,000		Hawaiian Telcom Communications Inc., Senior Subordinated Notes, 12.500% due 5/1/15(c)(d)	54
3,505,000		Intelsat Bermuda Ltd., Senior Notes, 11.250% due 6/15/16	3,759,112

See Notes to Financial Statements.

14	Western Asset Global High Income Fund Inc. 2009 Semi-Annual Report

WESTERN ASSET GLOBAL HIGH INCOME FUND INC.

FACE AMOUNT†		SECURITY	VALUE
		Diversified Telecommunication Services — 7.1% continued
900,000		Intelsat Intermediate Holding Co., Ltd., Senior Discount Notes, step bond to yield 11.445% due 2/1/15	$909,000
		Intelsat Jackson Holdings Ltd., Senior Notes:
210,000		9.500% due 6/15/16	220,763
1,920,000		8.500% due 11/1/19(a)	1,929,600
350,000		Koninklijke KPN NV, Senior Notes, 8.375% due 10/1/30	446,816
		Level 3 Financing Inc., Senior Notes:
965,000		12.250% due 3/15/13	1,012,044
1,105,000		9.250% due 11/1/14	980,687
1,895,000		Nordic Telephone Co. Holdings, Senior Secured Bonds, 8.875% due 5/1/16(a)	1,999,225
1,520,000		Qwest Communications International Inc., Senior Notes, 7.500% due 2/15/14	1,512,400
85,000		Qwest Corp., Senior Notes, 3.549% due 6/15/13(e)	80,219
450,000		Telefonica Emisones SAU, Senior Notes, 6.221% due 7/3/17	505,540
828,000		UBS Luxembourg SA for OJSC Vimpel Communications, Loan Participation Notes, 8.250% due 5/23/16(a)	838,350
		Verizon Communications Inc., Senior Notes:
510,000		5.500% due 2/15/18	542,958
560,000		6.400% due 2/15/38	602,638
430,000		Vimpel Communications, Loan Participation Notes, 8.375% due 4/30/13(a)	448,275
1,535,000		VIP Finance Ireland Ltd. for OJSC Vimpel Communications, Loan Participation Notes, Secured Notes, 8.375% due 4/30/13(a)	1,604,321
		Wind Acquisition Finance SA:
155,000		Senior Bonds, 10.750% due 12/1/15(a)	166,625
2,000,000	EUR	Senior Notes, 11.750% due 7/15/17(a)	3,315,550
1,925,000		Windstream Corp., Senior Notes, 8.625% due 8/1/16	1,949,062
		Total Diversified Telecommunication Services	32,627,369
		Wireless Telecommunication Services — 4.0%
630,000		ALLTEL Communications Inc., Senior Notes, 10.375% due 12/1/17(a)(b)(d)	774,415
1,824,000		America Movil SAB de CV, Senior Notes, 5.625% due 11/15/17	1,961,271
2,800,000		Cricket Communications Inc., Senior Secured Notes, 7.750% due 5/15/16(a)	2,779,000
170,000		Rogers Wireless Inc., Senior Subordinated Notes, 8.000% due 12/15/12	173,771
		Sprint Capital Corp., Senior Notes:
320,000		8.375% due 3/15/12	328,800
7,500,000		8.750% due 3/15/32	6,459,375
6,510,000		True Move Co., Ltd., Notes, 10.750% due 12/16/13(a)	6,086,850
		Total Wireless Telecommunication Services	18,563,482
		TOTAL TELECOMMUNICATION SERVICES	51,190,851

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2009 Semi-Annual Report	15

Schedule of investments (unaudited) continued

November 30, 2009

WESTERN ASSET GLOBAL HIGH INCOME FUND INC.

FACE AMOUNT†	SECURITY	VALUE
UTILITIES — 6.3%
	Electric Utilities — 3.2%
	Centrais Eletricas Brasileiras SA, Senior Notes:
787,000	6.875% due 7/30/19(a)	$841,106
770,000	6.875% due 7/30/19(a)	822,937
2,050,000	EEB International Ltd., Senior Bonds, 8.750% due 10/31/14(a)	2,249,875
581,000	Enersis SA, Notes, 7.375% due 1/15/14	650,827
270,000	FirstEnergy Corp., Notes, 7.375% due 11/15/31	302,691
550,000	Orion Power Holdings Inc., Senior Notes, 12.000% due 5/1/10	567,875
290,000	Pacific Gas & Electric Co., First Mortgage Bonds, 6.050% due 3/1/34	313,844
1,040,000	Reliant Energy Mid-Atlantic Power Holdings LLC, Senior Notes, 9.681% due 7/2/26	1,068,600
11,000,000	Texas Competitive Electric Holdings Co. LLC, Senior Notes, 10.250% due 11/1/15	7,865,000
	Total Electric Utilities	14,682,755
	Gas Utilities — 0.3%
1,480,000	Suburban Propane Partners LP/Suburban Energy Finance Corp., Senior Notes, 6.875% due 12/15/13	1,465,200
	Independent Power Producers & Energy Traders — 2.7%
	AES Corp., Senior Notes:
670,000	8.875% due 2/15/11	695,125
2,940,000	7.750% due 3/1/14	2,962,050
1,500,000	7.750% due 10/15/15	1,511,250
1,150,000	Dynegy Holdings Inc., Senior Notes, 7.750% due 6/1/19	945,875
	Edison Mission Energy, Senior Notes:
1,890,000	7.750% due 6/15/16	1,549,800
550,000	7.200% due 5/15/19	401,500
765,000	7.625% due 5/15/27	508,725
400,000	Mirant Americas Generation LLC, Senior Notes, 9.125% due 5/1/31	342,000
845,000	Mirant North America LLC, Senior Notes, 7.375% due 12/31/13	836,550
	NRG Energy Inc., Senior Notes:
2,195,000	7.250% due 2/1/14	2,219,694
605,000	7.375% due 2/1/16	603,487
	Total Independent Power Producers & Energy Traders	12,576,056
	Multi-Utilities — 0.1%
410,000	Empresas Publicas de Medellin ESP, Senior Notes, 7.625% due 7/29/19(a)	463,300
	TOTAL UTILITIES	29,187,311
	TOTAL CORPORATE BONDS & NOTES (Cost — $378,295,279)	376,683,265

See Notes to Financial Statements.

16	Western Asset Global High Income Fund Inc. 2009 Semi-Annual Report

WESTERN ASSET GLOBAL HIGH INCOME FUND INC.

FACE AMOUNT†		SECURITY	VALUE
ASSET-BACKED SECURITIES — 0.0%
FINANCIALS — 0.0%
		Home Equity — 0.0%
110,125		Finance America Net Interest Margin Trust, 5.250% due 6/27/34(a)(d)(f)	$55
		Sail Net Interest Margin Notes:
42,974		7.000% due 7/27/33(a)(d)(f)	22
14,101		7.000% due 7/27/33(a)(d)(f)	7
		TOTAL ASSET-BACKED SECURITIES (Cost — $166,865)	84
COLLATERALIZED MORTGAGE OBLIGATION — 0.3%
7,044,052		Federal National Mortgage Association (FNMA) STRIPS, IO, 5.500% due 6/1/33(d)(h) (Cost — $2,425,535)	1,269,578
COLLATERALIZED SENIOR LOANS — 0.9%
CONSUMER DISCRETIONARY — 0.5%
		Media — 0.5%
2,000,000		Newsday LLC, Term Loan, 10.500% due 1/15/10(i)(j)	2,103,334
FINANCIALS — 0.4%
		Real Estate Management & Development — 0.4%
2,000,000		Realogy Corp., Term Loan, 13.500% due 4/15/10(i)(j)	2,070,000
		TOTAL COLLATERALIZED SENIOR LOANS (Cost — $4,067,500)	4,173,334
MORTGAGE-BACKED SECURITIES — 2.2%
		FHLMC — 1.6%
		Federal Home Loan Mortgage Corp. (FHLMC):
3,863,936		5.712% due 3/1/37(e)(h)	4,098,059
2,877,859		5.862% due 5/1/37(e)(h)	3,067,909
150,301		6.092% due 9/1/37(e)(h)	159,793
		Total FHLMC	7,325,761
		FNMA — 0.6%
		Federal National Mortgage Association (FNMA):
2,722,121		5.000% due 6/1/35(h)	2,865,299
78,593		5.500% due 6/1/36(h)	83,968
		Total FNMA	2,949,267
		TOTAL MORTGAGE-BACKED SECURITIES (Cost — $9,582,254)	10,275,028
SOVEREIGN BONDS — 11.5%
		Argentina — 0.7%
		Republic of Argentina:
1,074,000	EUR	9.000% due 6/20/03(c)	644,507
1,100,000	EUR	10.250% due 1/26/07(c)	686,926
1,729,117	EUR	8.000% due 2/26/08(c)	1,053,856

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2009 Semi-Annual Report	17

Schedule of investments (unaudited) continued

November 30, 2009

WESTERN ASSET GLOBAL HIGH INCOME FUND INC.

FACE AMOUNT†		SECURITY	VALUE
		Argentina — 0.7% continued
1,550,000	DEM	11.750% due 11/13/26(c)	$462,205
522,000	EUR	Medium-Term Notes, 10.000% due 2/22/07(c)	324,020
		Total Argentina	3,171,514
		Brazil — 1.7%
		Brazil Nota do Tesouro Nacional, Notes:
1,422,000	BRL	10.000% due 7/1/10	814,831
12,410,000	BRL	10.000% due 1/1/12	6,851,387
205,000		Federative Republic of Brazil, 7.125% due 1/20/37	243,642
		Total Brazil	7,909,860
		Colombia — 1.0%
		Republic of Colombia:
544,000		11.750% due 2/25/20	796,960
2,852,000		7.375% due 9/18/37	3,272,670
498,000		Senior Notes, 7.375% due 3/18/19	583,158
		Total Colombia	4,652,788
		Indonesia — 1.4%
		Republic of Indonesia:
15,399,000,000	IDR	10.250% due 7/15/22	1,603,939
25,206,000,000	IDR	11.000% due 9/15/25	2,713,917
11,646,000,000	IDR	Bonds, 9.750% due 5/15/37	1,119,248
970,000		Senior Bonds, 6.875% due 1/17/18(a)	1,035,475
		Total Indonesia	6,472,579
		Mexico — 0.3%
		United Mexican States:
148,000		11.375% due 9/15/16	207,940
		Medium-Term Notes:
4,000		5.625% due 1/15/17	4,292
1,046,000		6.750% due 9/27/34	1,166,290
		Total Mexico	1,378,522
		Panama — 1.3%
		Republic of Panama:
621,000		7.250% due 3/15/15	713,529
1,275,000		9.375% due 4/1/29	1,804,125
3,030,000		6.700% due 1/26/36	3,333,000
		Total Panama	5,850,654
		Peru — 0.8%
		Republic of Peru:
278,000		8.750% due 11/21/33	376,690
1,774,000		Bonds, 6.550% due 3/14/37	1,911,485

See Notes to Financial Statements.

18	Western Asset Global High Income Fund Inc. 2009 Semi-Annual Report

WESTERN ASSET GLOBAL HIGH INCOME FUND INC.

FACE AMOUNT†	SECURITY	VALUE
	Peru — 0.8% continued
	Global Senior Bonds:
895,000	8.375% due 5/3/16	$1,100,850
50,000	7.350% due 7/21/25	59,375
	Total Peru	3,448,400
	Qatar — 0.1%
470,000	State of Qatar, Senior Notes, 4.000% due 1/20/15(a)	472,937
	Russia — 1.3%
5,335,440	Russian Federation, 7.500% due 3/31/30(a)	6,069,597
	Turkey — 0.7%
3,000,000	Republic of Turkey, Senior Notes, 7.500% due 7/14/17	3,427,500
	United Arab Emirates — 0.2%
750,000	MDC-GMTN B.V., Senior Notes, 5.750% due 5/6/14(a)	796,755
	Venezuela — 2.0%
	Bolivarian Republic of Venezuela:
365,000	8.500% due 10/8/14	289,262
10,627,000	5.750% due 2/26/16(a)	6,641,875
475,000	7.650% due 4/21/25	267,188
	Collective Action Securities:
1,608,000	9.375% due 1/13/34	1,097,460
875,000	Notes, 10.750% due 9/19/13	809,375
	Total Venezuela	9,105,160
	TOTAL SOVEREIGN BONDS (Cost — $53,432,546)	52,756,266
U.S. TREASURY INFLATION PROTECTED SECURITIES — 1.6%
	U.S. Treasury Bonds, Inflation Indexed:
3,166,400	2.000% due 1/15/26	3,320,515
985,237	2.375% due 1/15/27	1,085,069
1,418,807	3.875% due 4/15/29	1,906,079
937,818	U.S. Treasury Notes, Inflation Indexed, 2.625% due 7/15/17	1,055,851
	TOTAL U.S. TREASURY INFLATION PROTECTED SECURITIES (Cost — $6,678,727)	7,367,514
SHARES
COMMON STOCK — 0.1%
MATERIALS — 0.1%
	Chemicals — 0.1%
39,529	Georgia Gulf Corp.* (Cost — $1,474,812)	576,728

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2009 Semi-Annual Report	19

Schedule of investments (unaudited) continued

November 30, 2009

WESTERN ASSET GLOBAL HIGH INCOME FUND INC.

SHARES	SECURITY	VALUE
PREFERRED STOCKS — 0.3%
CONSUMER DISCRETIONARY — 0.1%
	Automobiles — 0.1%
30,500	Corts-Ford Motor Co., 7.400%	$554,795
1,900	Corts-Ford Motor Co., 8.000%	38,266
	Total Automobiles	593,061
	Media — 0.0%
10,727	CMP Susquehanna Radio Holdings Corp., 0.000%(a)(d)(e)(f)*	11
	TOTAL CONSUMER DISCRETIONARY	593,072
FINANCIALS — 0.2%
	Consumer Finance — 0.1%
1,176	GMAC Inc., 7.000%(a)*	711,590
	Diversified Financial Services — 0.1%
2,600	Preferred Plus, Trust, Series FRD-1, 7.400%	44,798
9,700	Saturns, Series F 2003-5, 8.125%	198,365
	Total Diversified Financial Services	243,163
	TOTAL FINANCIALS	954,753
	TOTAL PREFERRED STOCKS (Cost — $1,085,657)	1,547,825
WARRANTS
WARRANTS — 0.0%
2,675	Bolivarian Republic of Venezuela, Oil-linked payment obligations, Expires 4/15/20*	70,888
570	Buffets Restaurant Holdings, Expires 4/28/14(d)(f)*	0
12,259	CNB Capital Trust, Expires 3/23/19(a)(d)(f)*	12
	TOTAL WARRANTS (Cost — $83,262)	70,900
	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT (Cost — $457,292,437)	454,720,522
FACE AMOUNT†
SHORT-TERM INVESTMENT — 1.1%
	Repurchase Agreement — 1.1%
4,979,000	Morgan Stanley tri-party repurchase agreement dated 11/30/09, 0.130% due 12/1/09; Proceeds at maturity — $4,979,018; (Fully collateralized by U.S. government agency obligation, 3.375% due 10/20/10; Market value — $5,098,500) (Cost — $4,979,000)	4,979,000
	TOTAL INVESTMENTS — 100.0% (Cost — $462,271,437#)	$459,699,522

See Notes to Financial Statements.

20	Western Asset Global High Income Fund Inc. 2009 Semi-Annual Report

WESTERN ASSET GLOBAL HIGH INCOME FUND INC.

*	Non-income producing security.
†	Face amount denominated in U.S. dollars, unless otherwise noted.
(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(b)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
(c)	The coupon payment on these securities is currently in default as of November 30, 2009.
(d)	Illiquid security.
(e)	Variable rate security. Interest rate disclosed is that which is in effect at November 30, 2009.
(f)	Security is valued in good faith at fair value by or under the direction of the Board of Directors (See Note 1).
(g)	Security has no maturity date. The date shown represents the next call date.
(h)	On September 7, 2008, the Federal Housing Finance Agency placed Fannie Mae (FNMA) and Freddie Mac (FHLMC) into conservatorship.
(i)	The maturity date represents the last in range of interest rate reset dates.
(j)	Interest rates disclosed represent the effective rates on loans and debt securities. Ranges in interest rates are attributable to multiple contracts under the same loan.
#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:
	BRL	– Brazilian Real
	DEM	– German Mark
	EUR	– Euro
	GMAC	– General Motors Acceptance Corp.
	IDR	– Indonesian Rupiah
	IO	– Interest Only
	OJSC	– Open Joint Stock Company
	STRIPS	– Separate Trading of Registered Interest and Principal Securities

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2009 Semi-Annual Report	21

Schedule of investments (unaudited) continued

November 30, 2009

WESTERN ASSET GLOBAL HIGH INCOME FUND INC.

SUMMARY OF INVESTMENTS BY SECTOR**

Consumer discretionary	15.3%
Financials	14.1
Energy	14.1
Sovereign bonds	11.5
Telecommunication services	11.1
Materials	8.1
Industrials	7.3
Utilities	6.3
Health care	5.3
Mortgage-backed securities	2.2
U.S. treasury inflation protected securities	1.6
Consumer staples	1.2
Information technology	0.5
Collateralized mortgage obligation	0.3
Short-term investment	1.1
100.0%

**  As a percentage of total investments. Please note that Fund holdings are as of November 30, 2009 and are subject to change.

See Notes to Financial Statements.

22	Western Asset Global High Income Fund Inc. 2009 Semi-Annual Report

Statement of assets and liabilities (unaudited)

November 30, 2009

ASSETS:
Investments, at value (Cost — $462,271,437)	$459,699,522
Foreign currency, at value (Cost — $42,354)	41,761
Cash	329,375
Dividends and interest receivable	9,338,100
Receivable for securities sold	2,573,160
Receivable for open forward currency contracts	13,229
Prepaid expenses	118,033
Total Assets	472,113,180
LIABILITIES:
Loan payable (Note 5)	100,000,000
Payable for securities purchased	2,240,154
Investment management fee payable	327,497
Payable for open forward currency contracts	286,089
Unrealized depreciation on swaps	67,220
Interest payable	46,256
Directors’ fees payable	1,000
Accrued expenses	105,948
Total Liabilities	103,074,164
TOTAL NET ASSETS	$369,039,016
NET ASSETS:
Par value ($0.001 par value; 30,608,381 shares issued and outstanding; 100,000,000 shares authorized)	$30,608
Paid-in capital in excess of par value	436,387,300
Undistributed net investment income	935,403
Accumulated net realized loss on investments, futures contracts, swap contracts and foreign currency transactions	(65,430,051)
Net unrealized depreciation on investments, swap contracts and foreign currencies	(2,884,244)
TOTAL NET ASSETS	$369,039,016
Shares Outstanding	30,608,381
Net Asset Value	$12.06

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2009 Semi-Annual Report	23

Statement of operations (unaudited)

For the Six Months Ended November 30, 2009

INVESTMENT INCOME:
Interest	$18,384,576
Dividends	91,789
Less: Foreign taxes withheld	(25,529)
Total Investment Income	18,450,836
EXPENSES:
Investment management fee (Note 2)	2,074,741
Interest expense (Note 5)	747,179
Transfer agent fees	61,473
Legal fees	55,723
Directors’ fees	47,917
Custody fees	27,495
Audit and tax	27,409
Commitment fee (Note 5)	25,278
Shareholder reports	19,979
Stock exchange listing fees	1,000
Insurance	832
Miscellaneous expenses	131,230
Total Expenses	3,220,256
NET INVESTMENT INCOME	15,230,580
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS, SWAP CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS (NOTES 1, 3 AND 4):
Net Realized Gain (Loss) From:
Investment transactions	(6,556,165)
Futures contracts	1,552,674
Swap contracts	(13,611,042)
Foreign currency transactions	(496,996)
Net Realized Loss	(19,111,529)
Change in Net Unrealized Appreciation/Depreciation From:
Investments	57,137,776
Futures contracts	(277,556)
Swap contracts	19,038,385
Foreign currencies	(577,486)
Change in Net Unrealized Appreciation/Depreciation	75,321,119
NET GAIN ON INVESTMENTS, FUTURES CONTRACTS, SWAP CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS	56,209,590
INCREASE IN NET ASSETS FROM OPERATIONS	$71,440,170

See Notes to Financial Statements.

24	Western Asset Global High Income Fund Inc. 2009 Semi-Annual Report

Statements of changes in net assets

FOR THE SIX MONTHS ENDED NOVEMBER 30, 2009 (unaudited) AND THE YEAR ENDED MAY 31, 2009	November 30	May 31
OPERATIONS:
Net investment income	$15,230,580	$26,744,940
Net realized loss	(19,111,529)	(36,542,492)
Change in net unrealized appreciation/depreciation	75,321,119	(54,757,657)
Increase (Decrease) in Net Assets From Operations	71,440,170	(64,555,209)
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 1):
Net investment income	(15,610,274)	(31,220,548)
Decrease in Net Assets From Distributions to Shareholders	(15,610,274)	(31,220,548)
INCREASE (DECREASE) IN NET ASSETS	55,829,896	(95,775,757)
NET ASSETS:
Beginning of period	313,209,120	408,984,877
End of period*	$369,039,016	$313,209,120
* Includes undistributed net investment income of:	$935,403	$1,315,097

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2009 Semi-Annual Report	25

Statement of cash flows

For the Six Months Ended November 30, 2009

CASH FLOWS PROVIDED (USED) BY OPERATING ACTIVITIES:
Interest and dividends received	$16,547,784
Operating expenses paid	(2,501,726)
Interest paid	(755,923)
Net sales and maturities of short-term investments	18,612,252
Realized gain on futures contracts	1,552,674
Realized loss on swap contracts	(13,611,042)
Realized loss on foreign currency transactions	(496,996)
Net change in unrealized depreciation on futures contracts	(277,556)
Net change in unrealized depreciation on foreign currencies	(577,486)
Purchases of long-term investments	(778,249,285)
Proceeds from disposition of long-term investments	754,119,086
Cash deposits with brokers for swap contracts and futures contracts	19,811,848
Change in premium for swap contracts	1,177,312
Change in payable to broker — variation margin	(333,588)
Change in receivable/payable for open forward currency contracts	555,368
Net Cash Provided By Operating Activities	15,572,722
CASH FLOWS USED BY FINANCING ACTIVITIES:
Cash distributions paid on Common Stock	(15,610,274)
Net Cash Used By Financing Activities	(15,610,274)
NET DECREASE IN CASH	(37,552)
Cash, Beginning of year	408,688
Cash, End of year	$371,136
RECONCILIATION OF INCREASE IN NET ASSETS FROM OPERATIONS TO NET CASH FLOWS PROVIDED (USED) BY OPERATING ACTIVITIES:
Increase in Net Assets From Operations	$71,440,170
Accretion of discount on investments	(1,825,543)
Amortization of premium on investments	478,956
Decrease in investments, at value	44,310,359
Decrease in payable for securities purchased	(120,223,916)
Increase in interest and dividends receivable	(556,465)
Increase in premium for swap contracts	1,177,312
Decrease in receivable for securities sold	775,614
Increase in payable for open forward currency contracts	555,368
Decrease in payable to broker — variation margin	(333,588)
Decrease in deposits with brokers for swap contracts and futures contracts	19,811,848
Decrease in prepaid expenses	116,780
Decrease in interest payable	(8,744)
Decrease in accrued expenses	(145,429)
Total Adjustments	(55,867,448)
NET CASH FLOWS PROVIDED BY OPERATING ACTIVITIES	$15,572,722

See Notes to Financial Statements.

26	Western Asset Global High Income Fund Inc. 2009 Semi-Annual Report

Financial highlights

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED MAY 31, UNLESS OTHERWISE NOTED:

2009[1]	2009	2008	2007	2006	2005[2]
NET ASSET VALUE, BEGINNING OF PERIOD	$10.23	$13.36	$14.67	$14.09	$14.76	$14.50
INCOME (LOSS) FROM OPERATIONS:
Net investment income	0.50	0.87	0.89	0.83	0.95	1.02
Net realized and unrealized gain (loss)	1.84	(2.98)	(1.18)	0.80	0.00	[3]	0.51
Total income (loss) from operations	2.34	(2.11)	(0.29)	1.63	0.95	1.53
LESS DISTRIBUTIONS FROM:
Net investment income	(0.51)	(1.02)	(1.02)	(0.79)	(0.97)	(1.06)
Net realized gains	—	—	—	(0.26)	(0.65)	(0.17)
Return of capital	—	—	—	—	—	(0.04)
Total distributions	(0.51)	(1.02)	(1.02)	(1.05)	(1.62)	(1.27)
Increase in Net Asset Value due to shares issued on reinvestment of distributions	—	—	—	0.00	3	—	—
NET ASSET VALUE, END OF PERIOD	$12.06	$10.23	$13.36	$14.67	$14.09	$14.76
MARKET PRICE, END OF PERIOD	$10.63	$8.83	$12.12	$14.17	$12.42	$12.96
Total return, based on NAV [4,5]	23.30%	(15.05)%	(1.84)%	11.96%[6]	6.57%	10.92%
Total return, based on Market Price [5]	26.61%	(17.37)%	(6.91)%	23.25%	8.46%	3.15%
NET ASSETS, END OF PERIOD (000s)	$369,039	$313,209	$408,985	$449,123	$430,325	$450,716
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	1.85%[7]	3.14%	2.80%	2.86%	2.63%	2.14%
Gross expenses, excluding interest expense	1.42	[7]	2.22	1.61	1.58	1.58	1.55
Net expenses	1.85	[7]	3.14	2.80	[8]	2.86	[8]	2.62	[8]	2.14
Net expenses, excluding interest expense	1.42	[7]	2.22	1.61	[8]	1.58	[8]	1.58	[8]	1.55
Net investment income	8.75	[7]	8.56	6.50	5.77	6.43	6.85
PORTFOLIO TURNOVER RATE[9]	57%	35%	63%	201%	111%	88%
SUPPLEMENTAL DATA:
Loans Outstanding, End of Period (000s)	$100,000	$100,000	$100,000	$100,000	$100,000	$100,000
Asset Coverage (000s)	$469,039	$413,209	$508,985	$549,123	$530,325	$550,716
Asset Coverage for Loan Outstanding	469%	413%	509%	549%	530%	551%
Weighted Average Loan (000s)	$100,000	$100,000	$100,000	$100,000	$100,000	$100,000
Weighted Average Interest Rate on Loans	1.47%	2.85%	4.87%	5.67%	4.71%	2.70%

1	For the six months ended November 30, 2009 (unaudited).
2	Per share amounts have been calculated using the average shares method.
3	Amount represents less than $0.01 per share.
4

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

5

The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

6	The prior investment manager fully reimbursed the Fund for losses incurred resulting from an investment transaction error. Without this reimbursement, total return would not have changed.
7	Annualized.
8	Reflects fee waivers and/or expense reimbursements.
9

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 143%, 341%, 483%, 533%, 527% and 437% for the six months ended November 30, 2009 and the years ended May 31, 2009, 2008, 2007, 2006 and 2005, respectively.

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2009 Semi-Annual Report	27

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Western Asset Global High Income Fund Inc. (the “Fund”) was incorporated in Maryland and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Board of Directors authorized 100 million shares of $0.001 par value common stock. The Fund’s primary investment objective is high current income. The Fund’s secondary objective is total return.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through January 19, 2010, the issuance date of the financial statements.

(a) Investment valuation. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service, which are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the last quoted bid and asked prices as of the close of business of that market. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities at fair value as determined in accordance with procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (formerly, Statement of Financial Accounting Standards No. 157)(“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•                  Level 1 — quoted prices in active markets for identical investments

•                  Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

28	Western Asset Global High Income Fund Inc. 2009 Semi-Annual Report

•                  Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of the security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to convert future amounts to a single present amount.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Long-term investments†:
Corporate bonds & notes	—	$375,451,758	$1,231,507	$376,683,265
Asset-backed securities	—	84	—	84
Collateralized mortgage obligation	—	1,269,578	—	1,269,578
Collateralized senior loans	—	4,173,334	—	4,173,334
Mortgage-backed securities	—	10,275,028	—	10,275,028
Sovereign bonds	—	52,756,266	—	52,756,266
U.S. treasury inflation protected securities	—	7,367,514	—	7,367,514
Common stock	$ 576,728	—	—	576,728
Preferred stocks:
Consumer discretionary	593,061	11	—	593,072
Financials	243,163	711,590	—	954,753
Warrants	—	70,900	0	70,900
Total long-term investments	$ 1,412,952	$452,076,063	$1,231,507	$454,720,522
Short-term investment†	—	4,979,000	—	4,979,000
Total investments	$ 1,412,952	$457,055,063	1,231,507	$459,699,522
Other financial instruments:
Forward foreign currency contracts	—	$ (272,860)	—	$ (272,860)
Interest rate swaps‡	—	(67,220)	—	(67,220)
Total other financial instruments	—	$ (340,080)	—	$ (340,080)
Total	$ 1,412,952	$456,714,983	$1,231,507	$459,359,442

†      See Schedule of Investments for additional detailed categorizations.

‡      Values include any premiums paid or received with respect to swap contracts.

Western Asset Global High Income Fund Inc. 2009 Semi-Annual Report	29

Notes to financial statements (unaudited) continued

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	CORPORATE	COMMON STOCKS	PREFERRED STOCKS
INVESTMENTS IN SECURITIES	BONDS & NOTES	CONSUMER DISCRETIONARY	CONSUMER DISCRETIONARY	WARRANTS	TOTAL
Balance as of May 31, 2009	$1,206,667	—	$ 4,559	$ 337	$1,211,563
Accrued premiums/discounts	19,539	—	—	—	19,539
Realized gain (loss)[1]	—	$(694,145)	—	—	(694,145)
Change in unrealized appreciation (depreciation)[2]	21,499	695,435	(4,548)	(325)	712,061
Net purchases (sales)	—	(1,290)	—	—	(1,290)
Transfers in and/or out of Level 3	(16,198)	—	(11)	(12)	(16,221)
Balance as of November 30, 2009	$1,231,507	—	—	$ 0	$1,231,507
Net unrealized appreciation (depreciation) for investments in securities still held at November 30, 2009	$ (496,064)	—	—	—	$ (496,064)

1	This amount is included in net realized gain (loss) from investment transactions in the accompanying Statement of Operations.
2

This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, a fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and of the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during a fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked to market and measured against the value of the agreement to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

30	Western Asset Global High Income Fund Inc. 2009 Semi-Annual Report

(c) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(d) Forward foreign currency contracts. The Fund may enter into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

Western Asset Global High Income Fund Inc. 2009 Semi-Annual Report	31

Notes to financial statements (unaudited) continued

(e) Mortgage dollar rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month, realizing a gain or loss, and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date.

The Fund executes its mortgage dollar rolls entirely in the to-be-announced (“TBA”) market, whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by a sale of the security with a simultaneous agreement to repurchase at a future date. The Fund accounts for mortgage dollar rolls as purchases and sales.

The risk of entering into mortgage dollar rolls is that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the mortgage dollar roll may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

(f) Securities traded on a to-be-announced basis. The Fund may trade securities on a TBA basis. In a TBA transaction, the Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information, such as the face amount, maturity date and underlying pool of investments in U.S. government agency mortgage pass-through securities, is not announced. Securities purchased on a TBA basis are not settled until they are delivered to the Fund. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(g) Stripped securities. The Fund may invest in “Stripped Securities,” a term used collectively for components, or strips, of fixed income securities. Stripped securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons or, interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of pre-payment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt

32	Western Asset Global High Income Fund Inc. 2009 Semi-Annual Report

obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(h) Inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. As the index measuring inflation changes, the principal value or interest rate of inflation-indexed bonds will be adjusted accordingly. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as an increase or decrease to investment income on the Statement of Operations. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

(i) Futures contracts. The Fund may use futures contracts to gain exposure to, or hedge against, changes in the value of equities, interest rates or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(j) Swap agreements. The Fund may invest in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with ordinary portfolio transactions.

Swap contracts are marked to market daily and changes in value are recorded as unrealized appreciation/(depreciation). Gains or losses are realized upon termination of the swap agreement. Periodic payments and premiums received or made by the Fund are recognized in the Statement of Operations as realized gains or losses, respectively. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities held

Western Asset Global High Income Fund Inc. 2009 Semi-Annual Report	33

Notes to financial statements (unaudited) continued

as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

Payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. A liquidation payment received or made at the termination of the swap is recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as realized gain or loss at the time of receipt or payment in the Statement of Operations.

Credit default swaps

The Fund may enter into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to a sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional

34	Western Asset Global High Income Fund Inc. 2009 Semi-Annual Report

amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to Financial Statements and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

Interest rate swaps

The Fund may enter into interest rate swap contracts. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional principal amount. The net interest received or paid on interest rate swap agreements is accrued daily as interest income. Interest rate swaps are marked to market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss in the Statement of Operations. When a swap contract is terminated early, the Fund records a realized gain or loss equal to the difference between the original cost and the settlement amount of the closing transaction.

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be

Western Asset Global High Income Fund Inc. 2009 Semi-Annual Report	35

Notes to financial statements (unaudited) continued

received from the counterparty over the contract’s remaining life, to the extent that that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

(k) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(l) Cash flow information. The Fund invests in securities and distributes dividends from net investment income and net realized gains, which are paid in cash and may be reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments are presented in the Statement of Cash Flows.

(m) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or credit event occurs by the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(n) Distributions to shareholders. Distributions from net investment income for the Fund, if any, are declared and paid on a monthly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(o) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed

36	Western Asset Global High Income Fund Inc. 2009 Semi-Annual Report

by the Code. Therefore, no federal income tax provision is required in the Fund’s financial statements. However, due to the timing of when distributions are made, the Fund may be subject to an excise tax of 4% of the amount by which 98% of the Fund’s annual taxable income exceeds the distributions form such taxable income for the year.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of November 30, 2009, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(p) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company (“Western Asset”), Western Asset Management Company Limited (“Western Asset Limited”) and Western Asset Management Company Pte. Ltd. in Singapore (“Western Singapore”) are the Fund’s subadvisers. LMPFA, Western Asset, Western Asset Limited and Western Singapore are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

LMPFA provides administrative and certain oversight services to the Fund. The Fund pays LMPFA an investment management fee, calculated daily and paid monthly, at an annual rate of 0.85% of the Fund’s average daily net assets plus the proceeds of any outstanding borrowings.

LMPFA has delegated to Western Asset the day-to-day portfolio management of the Fund. Western Asset Limited and Western Singapore provide certain advisory services to the Fund relating to currency transactions and investment in non-U.S. dollar denominated securities. Western Asset Limited and Western Singapore do not receive any compensation from the Fund. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund. In turn, Western Asset pays Western Asset Limited and Western Singapore a subadvisory fee of 0.30% on the assets managed by each subadviser.

During the periods in which the Fund is utilizing borrowings, the fee which is payable to the investment manager as a percentage of the Fund’s assets will be higher than if the Fund did not utilize borrowings because the fee is calculated

Western Asset Global High Income Fund Inc. 2009 Semi-Annual Report	37

Notes to financial statements (unaudited) continued

as a percentage of the Fund’s net assets, including those investments purchased with borrowings. Borrowings for the purpose of the calculation of the management fee include loans from certain financial institutions, the use of mortgage dollar roll transactions and reverse repurchase agreements, if any.

Certain officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3. Investments

During the six months ended November 30, 2009, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S Government & Agency Obligations were as follows:

	INVESTMENTS	U.S. GOVERNMENT & AGENCY OBLIGATIONS
Purchases	$176,341,038	$481,684,331
Sales	97,561,133	654,817,343

At November 30, 2009, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$26,564,607
Gross unrealized depreciation	(29,136,522)
Net unrealized depreciation	$(2,571,915)

At November 30, 2009, the Fund had the following open forward foreign currency contracts:

FOREIGN CURRENCY	LOCAL CURRENCY	MARKET VALUE	SETTLEMENT DATE	UNREALIZED GAIN (LOSS)
Contracts to Buy:
British Pound	1,680,000	$ 2,758,307	2/17/10	$ (15,893)
Contracts to Sell:
British Pound	1,683,000	2,763,233	2/17/10	13,229
Euro	1,800,000	2,699,613	2/17/10	(29,331)
Euro	3,675,787	5,512,890	2/17/10	(51,186)
Euro	10,650,000	15,972,711	2/17/10	(164,064)
Euro	500,000	749,893	2/17/10	(4,703)
Euro	1,140,000	1,709,755	2/17/10	(7,042)
Euro	1,000,000	1,499,785	2/17/10	(13,870)
				(256,967)
Net unrealized loss on open forward foreign currency contracts				$(272,860)

At November 30, 2009, the Fund did not hold any TBA securities.

38	Western Asset Global High Income Fund Inc. 2009 Semi-Annual Report

At November 30, 2009, the Fund had the following open swap contracts:

SWAP COUNTERPARTY	NOTIONAL AMOUNT†	TERMINATION DATE	PERIODIC PAYMENTS MADE BY THE FUND‡	PERIODIC PAYMENTS RECEIVED BY THE FUND‡	UPFRONT PREMIUMS PAID/ (RECEIVED)	UNREALIZED DEPRECIATION
Interest Rate Swaps:
Credit Suisse	$4,271,536	1/2/12	BRL-CDI	10.510%	—	$(42,662	)*
Credit Suisse	2,653,585	1/2/12	BRL-CDI	10.560%	—	(24,558	)*
Total	$6,925,121				—	$(67,220)

†  Notional amount denominated in U.S. dollars, unless otherwise noted.

‡  Percentage shown is an annual percentage rate.

*  Security is valued in good faith at fair value by or under the direction of the Board of Directors (See Note 1).

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 (formerly Statement of Financial Accounting Standards No. 161) (“ASC Topic 815”) requires enhanced disclosure about an entity’s derivative and hedging activities.

Below is a table, grouped by derivative type that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities’ at November 30, 2009.

ASSET DERIVATIVES[1]

	FOREIGN EXCHANGE CONTRACTS RISK	OTHER CONTRACTS RISK	TOTAL
Forward foreign currency contracts	$13,229	—	$13,229

LIABILITY DERIVATIVES[1]

	INTEREST RATE CONTRACTS RISK	FOREIGN EXCHANGE CONTRACTS RISK	OTHER CONTRACTS RISK	TOTAL
Swap contracts[2]	$67,220	—	—	$67,220
Forward foreign currency contracts	—	$286,089	—	286,089
Total	$67,220	$286,089	—	$353,309

1                   Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation(depreciation) and for liability derivatives is payables/net unrealized appreciation(depreciation).

2                   Values include premiums paid/(received) on swap contracts which are shown separately in the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the six months ended November 30, 2009. The first table provides additional detail about the amounts and sources of gains/(losses) realized on derivatives during the period. The second table provides additional information about the changes in

Western Asset Global High Income Fund Inc. 2009 Semi-Annual Report	39

Notes to financial statements (unaudited) continued

unrealized appreciation/(depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN OR (LOSS) ON DERIVATIVES RECOGNIZED

	INTEREST RATE CONTRACTS RISK	FOREIGN EXCHANGE CONTRACTS RISK	CREDIT CONTRACTS RISK	OTHER CONTRACTS RISK	TOTAL
Futures contracts	$1,552,674	—	—	—	$ 1,552,674
Swap contracts	—	—	$(13,611,042)	—	(13,611,042)
Forward foreign currency contracts	—	$(465,576)	—	—	(465,576)
Total	$1,552,674	$(465,576)	$(13,611,042)	—	$(12,523,944)

CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON DERIVATIVES RECOGNIZED

	INTEREST RATE CONTRACTS RISK	FOREIGN EXCHANGE CONTRACTS RISK	CREDIT CONTRACTS RISK	OTHER CONTRACTS RISK	TOTAL
Futures contracts	$(277,556)	—	—	—	$ (277,556)
Swap contracts	(67,220)	—	$19,105,605	—	19,038,385
Forward foreign currency contracts	—	$(555,368)	—	—	(555,368)
Total	$(344,776)	$(555,368)	$19,105,605	—	$18,205,461

For the six months ended November 30, 2009, the Fund had average market values of $7,011,424 and $18,613,130 in forward foreign currency contracts (to buy) and forward foreign currency contracts (to sell), respectively, and average notional balances in interest rate swap contracts of $5,935,818.

At November 30, 2009, the Fund did not have any open futures contracts (to buy), futures contracts (to sell) or credit default swap contracts (to sell protection). During the six months ended November 30, 2009, the Fund had average market values of $19,858,035 and $14,453,485 in futures contracts (to buy) and futures contracts (to sell), respectively, and an average notional balance of $47,221,429 in credit default swap contracts (to sell protection).

The Fund has several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and or percentage decrease in the Fund’s Net Asset Value or NAV. The contingent features are established within the Fund’s International Swap and Derivatives Association, Inc. master agreements which govern positions in swaps, over-the-counter options, and forward currency exchange contracts for each individual counterparty.

40	Western Asset Global High Income Fund Inc. 2009 Semi-Annual Report

5. Loan

As of May 21, 2009, the Fund has a 364-day revolving credit agreement with a financial institution, which allows the Fund to borrow up to an aggregate amount of $125,000,000.

Unless renewed, this agreement terminates on May 20, 2010. The Fund pays a quarterly facility fee at an annual rate of 0.20%, on the unutilized portion of the loan. The interest on the loan is calculated at a variable rate based on the LIBOR, Fed Funds or Prime Rates plus any applicable margin. Interest expense related to the loan for the six months ended November 30, 2009 was $747,179. For the six months ended November 30, 2009, the Fund incurred a commitment fee in the amount of $25,278. At November 30, 2009, the Fund had $100,000,000 of borrowings outstanding per this credit agreement. Securities held by the Fund are subject to a lien, granted to the lenders, to the extent of the borrowing outstanding and any additional expenses. For the six months ended November 30, 2009, based on the number of days during the reporting period that the Fund had a loan balance outstanding, the average daily loan balance was $100,000,000 and the weighted average interest rate was 1.47%.

Prior to May 21, 2009, the Fund had a $125,000,000 credit line available pursuant to a revolving credit and security agreement dated as of December 21, 2006 and amended as of December 19, 2007 and again as of December 17, 2008, (“Agreement”), with CIESCO, LLC and Citibank, N.A. (“Citibank”). This Agreement was terminated by the Fund on May 20, 2009. Citibank acted as administrative agent and secondary lender. This Loan would generally bear interest at a variable rate based on the weighted average interest rates of the underlying commercial paper or LIBOR, plus any applicable margin.

6. Distributions subsequent to November 30, 2009

On November 16, 2009, the Board of Directors of the Fund (the “Board”) declared three dividends, each in the amount of $0.0875 per share, payable on December 28, 2009, January 29, 2010 and February 26, 2010 to shareholders of record on December 18, 2009, January 22, 2010 and February 19, 2010, respectively.

7. Capital shares

On October 22, 2003, the Board authorized the Fund to repurchase from time to time in the open market up to 3,000,000 shares of the Fund’s common stock. The Board directed the management of the Fund to repurchase shares of the Fund’s common stock at such times and in such amounts as management believes will enhance shareholder value, subject to review by the Board. Since the inception of the repurchase plan, the Fund has not repurchased any shares.

8. Capital loss carryforward

As of May 31, 2009, the Fund had a net capital loss carryforward of $6,420,696, of which $2,706,694 expires in 2015, $928,154 expires in 2016 and $2,785,848 expires in 2017. These amounts will be available to offset any future taxable capital gains.

Western Asset Global High Income Fund Inc. 2009 Semi-Annual Report	41

Board approval of management and subadvisory agreements (unaudited)

Background

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that the Board of Directors (the “Board”) of Western Asset Global High Income Fund, Inc. (the “Fund”), including a majority of its members that are not considered to be “interested persons” under the 1940 Act (the “Independent Directors”) voting separately, approve on an annual basis the continuation of the investment management contract (the “Management Agreement”) with the Fund’s manager, Legg Mason Partners Fund Advisor, LLC (the “Manager”), and the sub-advisory agreements (individually, a “Sub-Advisory Agreement” and, collectively, the “Sub-Advisory Agreements”) with the Manager’s affiliates, Western Asset Management Company (“Western Asset”), Western Asset Management Company Pte. Ltd. in Singapore (“Western Asset Singapore”) and Western Asset Management Company Limited in London (“Western Asset London”). Western Asset, Western Asset Singapore and Western Asset London collectively are hereinafter referred to as the “Sub-Advisers,” and Western Asset Singapore and Western Asset London together are hereinafter referred to as the “Non-U.S. Sub-Advisers.” At a meeting (the “Contract Renewal Meeting”) held in-person on November 11 and 12, 2009, the Board, including the Independent Directors, considered and approved continuation of each of the Management Agreement and Sub-Advisory Agreements for an additional one-year term. To assist in its consideration of the renewals of the Management Agreement and Sub-Advisory Agreements, the Board received and considered a variety of information (together with the information provided at the Contract Renewal Meeting, the “Contract Renewal Information”) about the Manager and Sub-Advisers, as well as the management and sub-advisory arrangements for the Fund and the other closed-end funds in the same complex under the Board’s supervision (collectively, the “Legg Mason Closed-end Funds”), certain portions of which are discussed below. A presentation made by the Manager and Western Asset to the Board at the Contract Renewal Meeting in connection with its evaluations of the Management Agreement and Sub-Advisory Agreements encompassed the Fund and the other Legg Mason Closed-end Funds. In addition to the Contract Renewal Information, the Board received performance and other information throughout the year related to the respective services rendered by the Manager and the Sub-Advisers to the Fund. The Board’s evaluation took into account the information received throughout the year and also reflected the knowledge and familiarity gained as members of the Board of the Fund and the other Legg Mason Closed-end Funds with respect to the services provided to the Fund by the Manager and the Sub-Advisers.

The Manager provides the Fund with investment advisory and administrative services pursuant to the Management Agreement and the Sub-Advisers provide, or in the case of the Non-U.S. Sub-Advisers help to provide, the Fund with certain investment sub-advisory services pursuant to the Sub-Advisory Agreements. The discussion below covers the advisory and administrative functions being rendered by the Manager, each such function being encompassed by the Management Agreement, and the investment sub-advisory functions being rendered by the Sub-Advisers.

42	Western Asset Global High Income Fund Inc.

Board approval of management agreement and sub-advisory agreements

In its deliberations regarding renewal of the Management Agreement and Sub-Advisory Agreements, the Fund’s Board, including the Independent Directors, considered the factors below.

Nature, extent and quality of the services under the management agreement and sub-advisory agreements

The Board received and considered Contract Renewal Information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Sub-Advisers under the Management Agreement and the Sub-Advisory Agreements, respectively, during the past year. The Board also reviewed Contract Renewal Information regarding the Fund’s compliance policies and procedures established pursuant to the 1940 Act.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and its affiliates, the Contract Renewal Information and the Board’s discussions with the Manager at the Contract Renewal Meeting, the general reputation and investment performance records of the Manager, Western Asset and their affiliates with respect to all Legg Mason Closed-end Funds, and the financial resources available to the corporate parent of the Manager and the Sub-Advisers, Legg Mason, Inc. (“Legg Mason”), to support their activities in respect of the Fund and the other Legg Mason Closed-end Funds.

The Board considered the responsibilities of the Manager and the Sub-Advisers under the Management Agreement and the Sub-Advisory Agreements, respectively, including the Manager’s coordination and oversight of services provided to the Fund by the Sub-Advisers and others and Western Asset’s coordination and oversight of services provided to the Fund by the Non-U.S. Sub-Advisers. The Manager does not provide day-to-day portfolio management services to the Fund. Rather, portfolio management services for the Fund are provided by Western Asset pursuant to the Sub-Advisory Agreement (the “Western Asset Sub-Advisory Agreement”) between the Manager and Western Asset. The Western Asset Sub-Advisory Agreement permits Western Asset to delegate certain of its responsibilities, including its sub-advisory duties thereunder, provided that Western Asset, in each case, will supervise the activities of the delegee. The Non-U.S. Sub-Advisers each helps to provide certain sub-advisory services to the Fund pursuant to a separate Sub-Advisory Agreement with Western Asset.

In reaching its determinations regarding continuation of the Management and Sub-Advisory Agreements, the Board took into account that Fund shareholders, in pursuing their investment goals and objectives, likely purchased their Fund

Western Asset Global High Income Fund Inc.	43

Board approval of management and subadvisory agreements (unaudited) continued

shares based upon the general reputation and investment style, philosophy and strategy of the Manager and Western Asset as well as the resources available to the Manager and the Sub-Advisers.

Except as discussed below, the Board concluded that, overall, the nature, extent and quality of services provided to the Fund under the Management Agreement and the Sub-Advisory Agreements have been satisfactory under the circumstances.

Fund performance

The Board received and considered performance information and analyses (the “Lipper Performance Information”) for the Fund, as well as for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Performance Universe consisted of the Fund and all leveraged global income closed-end funds, regardless of asset size. The Board noted that it had received and discussed with the Manager and Western Asset information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark(s) and its peer funds as selected by Lipper.

The Lipper Performance Information comparing the Fund’s performance to that of the Performance Universe showed, among other things, that the Fund’s performance was ranked eighth among the eleven funds in the Performance Universe for the 1-year period ended June 30, 2009; ninth among the ten funds in the Performance Universe for the 3-year period ended June 30, 2009; and seventh among the seven funds in the Performance Universe for the 5-year period ended June 30, 2009. The Board considered the Manager’s explanation of the Fund’s underperformance relative to the Performance Universe. Among other things, the Fund’s lower quality bias was a detractor from performance in late 2008 and early 2009, after which the bias was advantageous. Likewise, the Fund’s exposure to local currency debt during that period adversely affected its performance as the financial crisis led to a flight to quality represented by the U.S. dollar while local currency debt was perceived as riskier than the dollar and was sold. The Manager noted that the small size of the Performance Universe made meaningful comparisons difficult. The Fund’s performance in relation to its benchmarks and in absolute terms was considered by the Board, as well as the volatile market conditions during 2008. At the Contract Renewal Meeting, the Board was advised by Western Asset of changes in the Fund’s portfolio management team. Western Asset reported on the efforts of the new portfolio management team to reposition the Fund’s portfolio in light of the Fund’s mandate and Western Asset’s views of market conditions and developments and discussed the Fund’s likely investment strategies. Western Asset noted enhancements in the Fund’s dividend support since the new portfolio management team assumed responsibility.

44	Western Asset Global High Income Fund Inc.

Based on its review, which included consideration of all of the factors noted above, the Board concluded that the Fund’s performance continued to be disappointing but that continuation of the Management Agreement and Sub-Advisory Agreements for an additional one-year period nevertheless would be in the interests of shareholders in light of the Manager’s explanation for the Fund’s performance, the changes in the portfolio management team reported at the Contract Renewal Meeting and the efforts of the new portfolio management team to date. The Board determined that during the additional one-year continuation of the Management Agreement and Sub-Advisory Agreements it will continue to monitor and discuss with the Manager and Western Asset the Fund’s performance under the new portfolio management team and, depending upon Fund performance in light of market conditions and developments and these discussions, seek further proposals from the Manager and Western Asset to address performance.

Management fees and expense ratios

The Board reviewed and considered the management fee (the “Management Fee”) payable by the Fund to the Manager under the Management Agreement and the sub-advisory fees (the “Sub-Advisory Fees”) payable to the Sub-Advisers under the Sub-Advisory Agreements in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Sub-Advisers. The Board noted that the Sub-Advisory Fees paid to Western Asset under the Western Asset Sub-Advisory Agreement are paid by the Manager, not the Fund, and, accordingly, that the retention of Western Asset does not increase the fees or expenses otherwise incurred by the Fund’s shareholders. Similarly, the Board noted that the Sub-Advisory Fees paid to each of the Non-U.S. Sub-Advisers under its Sub-Advisory Agreement with Western Asset are paid by Western Asset, not the Fund, and, accordingly, that the retention of such Non-U.S. Sub-Adviser does not increase the fees or expenses otherwise incurred by the Fund’s shareholders.

Additionally, the Board received and considered information and analyses prepared by Lipper (the “Lipper Expense Information”) comparing the Management Fee and the Fund’s overall expenses with those of funds in a relevant expense universe (the “Expense Universe”) selected and provided by Lipper. The comparison was based upon the constituent funds’ latest fiscal years. The Expense Universe consisted of the Fund and six other funds classified by Lipper as leveraged global income closed-end funds. The Expense Universe funds had assets allocable to their common shares (“common share assets”) ranging from $32 million to $1.74 billion.

The Lipper Expense Information, comparing the contractual Management Fee as well as its actual total expenses to the Fund’s Expense Universe, showed that the contractual Management Fee on the basis of common share assets only was ranked fifth among the seven funds in the Expense Universe and was worse than the Expense Universe median. The actual Management Fee (i.e., giving effect to any voluntary fee waivers implemented by the Manager with

Western Asset Global High Income Fund Inc.	45

Board approval of management and subadvisory agreements (unaudited) continued

respect to the Fund and by managers of the other Expense Universe funds) was ranked sixth among the funds in the Expense Universe on the basis of common share assets only and was worse than the Expense Universe median. On the basis of both common share and leveraged assets, the actual Management Fee was ranked fifth among the funds in the Expense Universe and was worse than the Expense Universe median. The actual total expenses of the Fund were ranked sixth among the funds in the Expense Universe on the basis of common share assets only and fourth among the funds in the Expense Universe on the basis of both common share and leveraged assets. The Fund’s actual total expenses were worse than the Expense Universe median on the basis of common share assets only and were at the Expense Universe median on the basis of both common share and leveraged assets.

The Manager noted that although the Fund’s use of leverage was significantly decreased during the period, the Fund still was subject to a significant commitment fee on the unused portion of its borrowing arrangement. The Manager also noted that the small size of the Expense Universe (which included another fund managed by Western Asset and two funds managed by one other manager) as well as the varying asset levels of the funds in the Expense Universe made meaningful comparisons difficult.

The Board also reviewed Contract Renewal Information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, separate accounts. The Board was advised that the fees paid by such other clients generally are lower, and may be significantly lower, than the Management Fee. The Contract Renewal Information discussed the significant differences in scope of services provided to the Fund and to these other clients, noting that the Fund is provided with administrative services, office facilities, Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers. The Contract Renewal Information included an analysis of complex-wide management fees provided by the Manager. At the Contract Renewal Meeting, the Board noted that the Contract Renewal Information included information regarding management fees paid by open-end mutual funds in the same complex (the “Legg Mason Open-end Funds”) and that such information indicated that the management fees paid by the Legg Mason Closed-end Funds generally were higher than those paid by the Legg Mason Open-end Funds. The Manager, in response, discussed differences between the services provided to the Fund and the other Legg Mason Closed-end Funds and services provided to the Legg Mason Open-end Funds. The Board considered the fee comparisons in light of the different services provided in managing these other types of accounts.

Taking all of the above, including the changes in the Fund’s portfolio management team, into consideration and subject to concerns discussed below regarding the profitability to the Manager in providing services to the Fund, the

46	Western Asset Global High Income Fund Inc.

Board determined that, under the Fund’s circumstances, the Management Fee and the Sub-Advisory Fees reflected the nature, extent and overall quality of the services provided (or, in the case of portfolio management services, expected to be provided by the Fund’s new portfolio management team) to the Fund under the Management Agreement and the Sub-Advisory Agreements.

Manager profitability

The Board, as part of the Contract Renewal Information, received an analysis of the profitability to the Manager and its affiliates in providing services to the Fund for the Manager’s fiscal years ended March 31, 2009 and March 31, 2008. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received Contract Renewal Information with respect to the Manager’s revenue and cost allocation methodologies used in preparing such profitability data. In 2007, the Board received a report from an outside consultant that had reviewed the Manager’s methodologies and the Board was assured by the Manager at the Contract Renewal Meeting that there had been no significant changes in those methodologies since the report was rendered. The profitability to each of the Sub-Advisers was not considered to be a material factor in the Board’s considerations since Western Asset’s Sub-Advisory Fee is paid by the Manager and the Sub-Advisory Fees for the Non-U.S. Sub-Advisers, in each case, are paid by Western Asset. The profitability analysis presented to the Board as part of the Contract Renewal Information indicated that profitability to the Manager in providing services to the Fund had decreased by 4 percent — from 86% to 82% — during the period covered by the analysis. The Board considered the Manager’s explanation of the profitability level reported in the analysis presented at the Contract Renewal Meeting. The Board expressed its continuing concern regarding the high level of profitability to the Manager in light of judicial guidance, the Fund’s disappointing performance and the Manager’s fiduciary responsibilities in respect of investment advisory compensation under the 1940 Act. In response, the Manager expressed its view that the profitability level of the Fund was not excessive and no steps were proposed to address the profitability level. Under the circumstances, the Board was unable to conclude that the level of Fund profitability to the Manager was not excessive. The Board, however, noted, among other things, that profitability had declined somewhat during the period covered by the profitability analysis and that profitability was only one of several factors relevant to its determinations regarding continuation of the Management Agreement and Sub-Advisory Agreements. Moreover, the Board considered the changes in the portfolio management team announced at the Contract Renewal Meeting and the reported results of its efforts to date. In light of these and other relevant factors, the Board did not consider profitability to be such as to support by itself a determination against continuation of the Management Agreement but concluded that profitability to the Manager in providing services to the Fund merited continued monitoring.

Western Asset Global High Income Fund Inc.	47

Board approval of management and subadvisory agreements (unaudited) continued

Economies of scale

The Board received and discussed Contract Renewal Information concerning whether the Manager realizes economies of scale if the Fund’s assets grow. The Board noted that because the Fund is a closed-end fund with no current plans to seek additional assets beyond maintaining its dividend reinvestment plan, any significant growth in its assets generally will occur through appreciation in the value of the Fund’s investment portfolio, rather than sales of additional shares in the Fund. The Board determined that the Management Fee structure was appropriate under present circumstances.

Other benefits to the manager and the sub-advisers

The Board considered other benefits received by the Manager, the Sub-Advisers and their affiliates as a result of their relationship with the Fund and did not regard them as unreasonable under the circumstances.

* * * * * *

In light of all of the foregoing and other relevant factors, the Board determined that, under the circumstances, continuation of the Management Agreement and Sub-Advisory Agreements would be in the interests of the Fund and its shareholders and unanimously voted to continue each Agreement for a period of one additional year.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve continuation of the Management Agreement and Sub-Advisory Agreements, and each Board member attributed different weights to the various factors. The Independent Directors were advised by separate independent legal counsel throughout the process. Prior to the Contract Renewal Meeting, the Board received a memorandum prepared by the Manager discussing its responsibilities in connection with the proposed continuation of the Management Agreement and Sub-Advisory Agreements as part of the Contract Renewal Information and the Independent Directors separately received a memorandum discussing such responsibilities from their independent counsel. Prior to voting, the Independent Directors also discussed the proposed continuation of the Management Agreement and the Sub-Advisory Agreements in private sessions with their independent legal counsel at which no representatives of the Manager were present.

48	Western Asset Global High Income Fund Inc.

Additional shareholder information (unaudited)

Results of annual meeting of shareholders

The Annual Meeting of Shareholders of the Fund was held on September 25, 2009, for the purpose of considering and voting upon the election of Directors. The following table provides information concerning the matter voted upon at the meeting:

Election of directors

NOMINEES	COMMON SHARES VOTED FOR ELECTION	COMMON SHARES WITHHELD
Leslie H. Gelb	24,760,058	1,276,415
William R. Hutchinson	24,765,456	1,271,017
R. Jay Gerken	24,736,799	1,299,674

At November 30, 2009, in addition to Leslie H. Gelb, William R. Hutchinson and R. Jay Gerken the other Directors of the Fund were as follows:

Carol L. Colman

Daniel P. Cronin

Paolo M. Cucchi

Riordan Roett

Jeswald W. Salacuse

Western Asset Global High Income Fund Inc.	49

Dividend reinvestment plan (unaudited)

Unless you elect to receive distributions in cash, all distributions, on your Common Shares will be automatically reinvested by American Stock Transfer & Trust Company (“AST”), as agent for the Common Shareholders (the “Plan Agent”), in additional Common Shares under the Dividend Reinvestment Plan (the “Plan”). You may elect not to participate in the Plan by contacting the Plan Agent. If you do not participate, you will receive all cash distributions paid by check mailed directly to you by AST as distribution paying agent.

If you participate in the Plan, the number of Common Shares you will receive will be determined as follows:

(1) If the market price of the Common Shares on the record date (or, if the record date is not a New York Stock Exchange trading day, the immediately preceding trading day) for determining shareholders eligible to receive the relevant distribution (the “determination date”) is equal to or exceeds 98% of the net asset value per share of the Common Shares, the Fund will issue new Common Shares at a price equal to the greater of (a) 98% of the net asset value per share at the close of trading on the Exchange on the determination date or (b) 95% of the market price per share of the Common Shares on the determination date.

(2) If 98% of the net asset value per share of the Common Shares exceeds the market price of the Common Shares on the determination date, the Plan Agent will receive the distribution in cash and will buy Common Shares in the open market, on the Exchange or elsewhere, for your account as soon as practicable commencing on the trading day following the determination date and terminating no later than the earlier of (a) 30 days after the distribution payment date, or (b) the record date for the next succeeding distribution to be made to the Common Shareholders; except when necessary to comply with applicable provisions of the federal securities laws. If during this period: (i) the market price rises so that it equals or exceeds 98% of the net asset value per share of the Common Shares at the close of trading on the Exchange on the determination date before the Plan Agent has completed the open market purchases or (ii) if the Plan Agent is unable to invest the full amount eligible to be reinvested in open market purchases, the Plan Agent will cease purchasing Common Shares in the open market and the Fund shall issue the remaining Common Shares at a price per share equal to the greater of (a) 98% of the net asset value per share at the close of trading on the Exchange on the determination date or (b) 95% of the then current market price per share.

The Plan Agent maintains all participants’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all Common Shares you have received under the Plan.

50	Western Asset Global High Income Fund Inc.

You may withdraw from the Plan by notifying the Plan Agent in writing at 59 Maiden Lane, New York, New York 10038 or by calling the Plan Agent at 1-877-366-6441. Such withdrawal will be effective immediately if notice is received by the Plan Agent not less than ten business days prior to any distribution record date; otherwise such withdrawal will be effective as soon as practicable after the Plan Agent’s investment of the most recently declared distribution on the Common Shares. The Plan may be terminated by the Fund upon notice in writing mailed to Common Shareholders at least 30 days prior to the record date for the payment of any distribution by the Fund for which the termination is to be effective. Upon any termination, you will be sent a certificate or certificates for the full Common Shares held for you under the Plan and cash for any fractional Common Shares. You may elect to notify the Plan Agent in advance of such termination to have the Plan Agent sell part or all of your shares on your behalf. You will be charged $5.00 plus a $0.05 per Common Share service charge and the Plan Agent is authorized to deduct brokerage charges actually incurred for this transaction from the proceeds.

There is no service charge for reinvestment of your distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases. Because all distributions will be automatically reinvested in additional Common Shares, this allows you to add to your investment through dollar cost averaging, which may lower the average cost of your Common Shares over time.

Automatically reinvesting distributions does not mean that you do not have to pay income taxes due upon receiving distributions.

The Fund reserves the right to amend or terminate the Plan if, in the judgment of the Board of Directors, the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan and your account may be obtained from the Plan Agent at 1-877-366-6441.

Western Asset Global High Income Fund Inc.	51

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Western Asset Global High Income Fund Inc.

Directors	Investment manager
Carol L. Colman	Legg Mason Partners Fund Advisor, LLC
Daniel P. Cronin
Paolo M. Cucchi	Subadvisers
Leslie H. Gelb	Western Asset Management Company
R. Jay Gerken, CFA
Chairman	Western Asset Management Company Limited
William R. Hutchinson
Riordan Roett	Wester Asset Management Company Pte. Ltd. in Signapore
Jeswald W. Salacuse
Custodian
Officers	State Street Bank and Trust Company
R. Jay Gerken, CFA	1 Lincoln Street
President and Chief Executive Officer	Boston, Massachusetts 02111

Kaprel Ozsolak	Transfer agent
Chief Financial Officer and Treasurer	American Stock Transfer & Trust Company
59 Maiden Lane
Ted P. Becker	New York, NY 10038
Chief Compliance Officer
Independent registered public accounting firm
Robert I. Frenkel	KPMG LLP
Secretary and Chief Legal Officer	345 Park Avenue
New York, New York 10154
Thomas C. Mandia
Assistant Secretary	Legal counsel
Simpson Thacher & Bartlett LLP
Steven Frank	425 Lexington Avenue
Controller	New York, New York 10017-3909

Albert Laskaj	New York Stock Exchange Symbol
Controller	EHI

Western Asset Global High Income Fund Inc.
55 Water Street
New York, New York 10041

Privacy policy

We are committed to keeping nonpublic personal information about you secure and confidential. This notice is intended to help you understand how we fulfill this commitment. From time to time, we may collect a variety of personal information about you, including:

•	Information we receive from you on applications and forms, via the telephone, and through our websites;

•	Information about your transactions with us, our affiliates, or others (such as your purchases, sales, or account balances); and

•	Information we receive from consumer reporting agencies.

We do not disclose nonpublic personal information about our customers or former customers, except to our affiliates (such as broker-dealers or investment advisers with the Legg Mason family of companies) or as is otherwise permitted by applicable law or regulation. For example, we may share this information with others in order to process your transactions or service an account. We may also provide this information to companies that perform marketing services on our behalf, such as printing and mailing, or to other financial institutions with whom we have joint marketing agreements. When we enter into such agreements, we will require these companies to protect the confidentiality of this information and to use it only to perform the services for which we hired them.

With respect to our internal security procedures, we maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information, and we restrict access to this information.

If you decide at some point either to close your account(s) or become an inactive customer, we will continue to adhere to our privacy policies and practices with respect to your nonpublic personal information.

NOT PART OF THE SEMI-ANNUAL REPORT

Western Asset Global High Income Fund Inc.

WESTERN ASSET GLOBAL HIGH INCOME FUND INC.
55 Water Street
New York, New York 10041

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 as amended, that from time to time the Fund may purchase at market prices, shares of its Common Stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-888-777-0102.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio transactions are available (1) without charge, upon request, by calling 1-888-777-0102, (2) on the Fund’s website at www.leggmason.com/cef and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of Western Asset Global High Income Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

American Stock
Transfer & Trust Company
59 Maiden Lane,
New York, New York 10038

WASX010654 1/10 SR09-997

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF INCOME SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

None.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)     The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)     There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Not applicable.
Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Global High Income Fund Inc.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Western Asset Global High Income Fund Inc.

Date:	January 28, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Western Asset Global High Income Fund Inc.

Date:	January 28, 2010

By:	/s/ Kaprel Ozsolak
(Kaprel Ozsolak)
Chief Financial Officer of
Western Asset Global High Income Fund Inc.

Date:	January 28, 2010